UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05576

Name of Fund: BlackRock Global Allocation Fund, Inc.

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Global Allocation Fund, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 10/31/2014

Date of reporting period: 04/30/2014

Item 1 – Report to Stockholders

APRIL 30, 2014

SEMI-ANNUAL REPORT (UNAUDITED)

BlackRock Global Allocation Fund, Inc.

Not FDIC Insured • May Lose Value • No Bank Guarantee

2	BLACKROCK GLOBAL ALLOCATION FUND, INC.	APRIL 30, 2014

Shareholder Letter

Dear Shareholder,

Markets have remained highly attuned to potential changes in U.S. monetary policy over the past year. This was markedly evident one year ago in May of 2013 when then-Federal Reserve Chairman Bernanke first mentioned the possibility of reducing (or “tapering”) the central bank’s asset purchase programs — comments that were widely misinterpreted as signaling an end to the Fed’s zero-interest-rate policy. U.S. Treasury yields rose sharply following his comments, triggering a steep sell-off across fixed income markets. (Bond prices move in the opposite direction of yields.) Global equities also suffered as investors feared the implications of a potential end to a program that had greatly supported stocks. Emerging markets, which are more sensitive to changes in global liquidity, were especially hurt by the prospect of ebbing cash flows from the United States. Markets broadly rebounded in late June, however, when the Fed’s tone turned more dovish. At the same time, improving economic indicators and better corporate earnings helped extend gains through most of the summer.

Although the tone of economic and financial news was mixed last autumn, it was a surprisingly positive period for most asset classes. Early on, the Fed defied market expectations with its decision to delay tapering, but higher volatility returned in late September 2013 when the U.S. Treasury Department warned that the national debt would soon breach its statutory maximum. The ensuing political brinksmanship led to a partial government shutdown, roiling global financial markets through the first half of October. Equities and other so-called “risk assets” managed to resume their rally when politicians finally engineered a compromise to reopen the government and extend the debt ceiling.

The remainder of 2013 was a generally positive period for stock markets in the developed world, although investors continued to grapple with uncertainty about when and how much the Fed would scale back on stimulus. When the Fed ultimately announced its tapering plans in mid-December, markets reacted positively, as this action signaled the Fed’s perception of real improvement in the economy, and investors were finally released from the anxiety that had gripped them for quite some time.

The start of the new year brought a stark change in sentiment. Heightened volatility in emerging markets — driven by reduced global liquidity, severe currency weakness, high levels of debt and uneven growth — combined with mixed U.S. economic data caused global equities to weaken in January while bond markets found renewed strength from investors seeking relatively safer assets. Although these headwinds persisted, equities were back on the rise in February as investors were encouraged by a one-year extension of the U.S. debt ceiling and market-friendly comments from new Fed Chair Janet Yellen. While U.S. economic data had softened, investors were assuaged by increasing evidence that this was a temporary trend resulting from harsher-than-usual winter weather.

In the final months of the period, signs of decelerating growth in China and geopolitical tensions in Russia and Ukraine made for a bumpy ride, but markets continued their climb as investors focused on improving U.S. economic data, stronger corporate earnings and a still-dovish central bank. Within developed markets, investors shifted from growth to value stocks as the strong performance of growth stocks in 2013 had pushed valuations higher in many of these sectors. Emerging markets also benefited from this broad rotation into cheaper valuations and were further supported by an improving growth outlook for a number of developing countries.

Even though investors were gearing up for a modest shift toward tighter monetary policy from the Fed, equity markets in the developed world posted solid gains for the six- and 12-month periods ended April 30. Emerging markets, however, experienced increased volatility amid heightened risks for the asset class. Interest rate uncertainty posed a headwind for fixed income assets, and higher-quality sectors of the market performed poorly over the reporting period. Conversely, high yield bonds benefited from income-oriented investors’ search for yield in the overall low-rate environment. Short-term interest rates remained near zero, keeping yields on money market securities close to historic lows.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit www.blackrock.com for further insight about investing in today’s world.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

In a modest global growth environment, expectations around monetary policy changes continued to be a key theme in financial market performance.

Rob Kapito
President, BlackRock Advisors, LLC

Total Returns as of April 30, 2014

	6-month	12-month
U.S. large cap equities (S&P 500® Index)	8.36%	20.44%
U.S. small cap equities (Russell 2000® Index)	3.08	20.50
International equities (MSCI Europe, Australasia, Far East Index)	4.44	13.35
Emerging market equities (MSCI Emerging Markets Index)	(2.98)	(1.84)
3-month Treasury bill (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.03	0.06
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	0.88	(5.25)
U.S. investment grade bonds (Barclays U.S. Aggregate Bond Index)	1.74	(0.26)
Tax-exempt municipal bonds (S&P Municipal Bond Index)	4.24	0.46
U.S. high yield bonds (Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	4.72	6.28

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of April 30, 2014

Investment Objective

BlackRock Global Allocation Fund, Inc.’s (the “Fund”) investment objective is to provide high total investment return through a fully managed investment policy utilizing United States and foreign equity securities, debt and money market securities, the combination of which will be varied from time to time both with respect to types of securities and markets in response to changing market and economic trends. Total return means the combination of capital growth and investment income.

Portfolio Management Commentary

How did the Fund perform?

•	For the six-month period ended April 30, 2014, the Fund underperformed its reference benchmark, which is comprised of the S&P 500® Index (36%), FTSE World (ex-US) Index (24%), BofA Merrill Lynch Current 5-Year U.S. Treasury Index (24%) and Citigroup Non-U.S. Dollar World Government Bond Index (16%) (the “Reference Benchmark”). For the same period, the Fund also underperformed the broad-based all-equity benchmark, the FTSE World Index. The Fund invests in both equities and bonds; therefore, the Reference Benchmark provides a truer representation of the Fund’s composition and a more comparable means for measurement. The following discussion of relative performance pertains to the Reference Benchmark.

What factors influenced performance?

•	Within equities, an overweight to Japan detracted from performance relative to the Reference Benchmark, although this was partially offset by the positive impact of stock selection within the country. Stock selection in China and Europe had a negative impact on relative results, as did an underweight to the United States. From a sector perspective, stock selection in materials, industrials and financials weighed on returns. The Fund’s cash position also detracted from performance. From a currency perspective, an overweight in the U.S. dollar negatively impacted returns.
•	Contributing positively to performance within equities was stock selection in the energy sector. The Fund’s underweight allocation to fixed income relative to the Reference Benchmark also contributed to performance. Within fixed income, an overweight in both convertible bonds and corporate debt added to results. From a currency perspective, an underweight in the Japanese yen positively impacted returns.

Describe recent portfolio activity.

•	During the six-month period, the Fund’s overall equity allocation decreased from 63% to 58% of net assets. Within equities, the Fund reduced exposure to the U.S. and Europe, and increased its weighting in Asia, most notably in Japan. On a sector basis, the Fund reduced exposures to financials, energy and telecommunication services, and increased weightings in industrials, materials and information technology.
•	The Fund’s allocation to fixed income increased during the period from 19% to 20% of net assets. Within fixed income, the Fund increased exposure to government debt in Brazil and Mexico, and to U.S. corporate debt. These increases were partially offset by a reduction in U.S. Treasuries and European sovereign debt.
•	Reflecting the changes in the Fund’s overall allocations to the equity and fixed income asset classes during the period, the Fund’s cash and cash equivalent holdings increased from 18% to 22% of net assets. During the six-month period, cash helped mitigate portfolio volatility and served as a source of funds for new investments. In addition, the Fund’s cash position helped keep overall portfolio duration (sensitivity to interest rate movements) relatively low.

Describe portfolio positioning at period end.

•	Relative to its Reference Benchmark, the Fund ended the period slightly underweight in equities, significantly underweight in fixed income, and overweight in cash and cash equivalents. Within the equity segment, the Fund was underweight in the U.S. and overweight in Japan and Europe. Within Europe, the Fund was overweight in France, the Netherlands, Switzerland and Germany, and underweight in the United Kingdom. From a sector perspective, the Fund was underweight in consumer staples, financials, energy and consumer discretionary, while it was overweight in materials, industrials and healthcare.
•	Within fixed income, the Fund was underweight in U.S. Treasuries, European sovereign debt and Japanese government bonds, and overweight in Brazilian government bonds and sovereign and provincial debt in Australia. In addition, the Fund was overweight in corporate and convertible bonds.
•	With respect to currency exposure, the Fund was overweight in the U.S. dollar, Brazilian real, Swiss franc, Singapore dollar and Canadian dollar with smaller overweights in select emerging Asian and Latin American market currencies. The Fund was underweight in the euro, Japanese yen, British pound sterling and Taiwan dollar with smaller underweights in select European currencies.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	BLACKROCK GLOBAL ALLOCATION FUND, INC.	APRIL 30, 2014

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge.
[2]	The Fund invests in a portfolio of U.S. and foreign equity securities, debt and money market securities, the combination of which will be varied from time to time with respect to types of securities and markets in response to changing market and economic trends.
[3]	This broad-based capitalization-weighted index is comprised of 2,479 equities from 35 countries in 4 regions, including the United States.
[4]	The Reference Benchmark is an unmanaged weighted index comprised as follows: 36% of the S&P 500® Index; 24% FTSE World (ex U.S.) Index; 24% BofA Merrill Lynch Current 5-Year U.S. Treasury Index; and 16% Citigroup Non-U.S. Dollar World Government Bond Index. Descriptions of these indexes can be found in the footnotes below.

Performance Summary for the Period Ended April 30, 2014

		Average Annual Total Returns[5]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	3.71%	8.51%	N/A	10.87%	N/A	8.44%	N/A
Investor A	3.59	8.22	2.54%	10.57	9.39%	8.16	7.58%
Investor B	3.11	7.33	2.83	9.67	9.39	7.47	7.47
Investor C	3.13	7.40	6.40	9.75	9.75	7.34	7.34
Class R	3.39	7.85	N/A	10.20	N/A	7.82	N/A
FTSE World Index	5.96	15.90	N/A	16.25	N/A	8.03	N/A
Reference Benchmark	4.20	9.86	N/A	11.81	N/A	6.99	N/A
U.S. Stocks: S&P 500® Index[6]	8.36	20.44	N/A	19.14	N/A	7.67	N/A
Non-U.S. Stocks: FTSE World (ex U.S.) Index[7]	3.68	11.45	N/A	13.70	N/A	8.22	N/A
U.S. Bonds: BofA Merrill Lynch Current 5-Year U.S. Treasury Index[8]	(0.24)	(2.00)	N/A	3.22	N/A	4.37	N/A
Non-U.S. Bonds: Citigroup Non-U.S. Dollar World Government Bond Index[9]	2.09	2.60	N/A	4.29	N/A	4.90	N/A
[5]	Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 6 for a detailed description of share classes, including any related sales charges and fees.
[6]	This unmanaged index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly New York Stock Exchange (“NYSE”) issues) representing about 75% of NYSE market capitalization and 30% of NYSE issues.
[7]	This unmanaged capitalization-weighted index is comprised of 1,847 equities in 34 countries, excluding the United States.
[8]	This unmanaged index is designed to track the total return of the current coupon five-year U.S. Treasury bond.
[9]	This unmanaged market capitalization-weighted index tracks 22 government bond indexes, excluding the United States.
N/A — Not applicable as share class and index do not have a sales charge.
Past performance is not indicative of future results.
BLACKROCK GLOBAL ALLOCATION FUND, INC.	APRIL 30, 2014	5

About Fund Performance
•	Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to eligible investors.
•	Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase.
•	Investor B Shares are subject to a maximum CDSC of 4.50% declining to 0% after six years. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion. These shares are only available through exchanges and dividend reinvestment by existing shareholders or for purchase by certain employer-sponsored retirement plans.
•	Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year.
•	Class R Shares are not subject to any sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain employer-sponsored retirement plans and other similar plans.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance table on the previous page assume reinvestment of all dividends and capital gain distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders. The Fund’s investment advisor waived a portion of its fee. Without such waiver, the Fund’s returns would have been lower.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other Fund expenses. The expense example shown below (which is based on a hypothetical investment of $1,000 invested on November 1, 2013 and held through April 30, 2014) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Expense Example

	Actual			Hypothetical[2]
	Beginning Account Value November 1, 2013	Ending Account Value April 30, 2014	Expenses Paid During the Period[1]	Beginning Account Value November 1, 2013	Ending Account Value April 30, 2014	Expenses Paid During the Period[1]	Annualized Expense Ratio
Institutional	$1,000.00	$1,037.10	$3.89	$1,000.00	$1,020.98	$3.86	0.77%
Investor A	$1,000.00	$1,035.90	$5.25	$1,000.00	$1,019.64	$5.21	1.04%
Investor B	$1,000.00	$1,031.10	$9.37	$1,000.00	$1,015.57	$9.30	1.86%
Investor C	$1,000.00	$1,031.30	$8.96	$1,000.00	$1,015.97	$8.90	1.78%
Class R	$1,000.00	$1,033.90	$6.96	$1,000.00	$1,017.95	$6.90	1.38%
[1]	For each class of the Fund, expenses are equal to the annualized net expense ratio for the class multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).
[2]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.
6	BLACKROCK GLOBAL ALLOCATION FUND, INC.	APRIL 30, 2014

Portfolio Information

As of April 30, 2014

Percent of
Ten Largest Holdings (Equity Investments)	Long-Term Investments
Procter & Gamble Co	1%
Apple, Inc	1
Rio Tinto PLC	1
Visa, Inc	1
Wells Fargo & Co	1
Siemens AG, Registered Shares	1
Roche Holding AG	1
Safran SA	1
Freeport-McMoRan Copper & Gold, Inc	1
Samsung Electronics Co. Ltd	1

Percent of
Geographic Allocation	Long-Term Investments
United States	48%
Japan	10
United Kingdom	7
France	6
Germany	4
Brazil	4
Switzerland	3
Canada	3
Netherlands	2
Australia	2
Other[1]	11
[1]	Includes holdings within countries and geographic regions that are 1% or less of long-term investments. Please refer to the Consolidated Schedule of Investments for such countries.

Overall Asset Exposure

	Percent of Fund’s Net Assets			Reference Benchmark[5]
	4/30/14	10/31/13		Percentages
U.S. Equities	26%	33%[2]		36%
European Equities	14	15	[2]	13
Asia Pacific Equities	14	12	[2]	8
Other Equities	4	3		3
Total Equities	58	63	[3]	60

U.S. Dollar Denominated Fixed Income Securities	13	12		24
U.S. Issuers	9	9		—
Non-U.S. Issuers	4	3		—
Non-U.S. Dollar Denominated Fixed Income Securities	7	7		16
Total Fixed Income Securities	20	19		40

Cash & Short-Term Securities[4]	22	18		—
[2]	Includes value of financial futures contracts.
[3]	Includes Preferred Stock.
[4]	Cash & Short-Term Securities are reduced by the market (or nominal) value of long financial futures contracts.
[5]	The Reference Benchmark is an unmanaged weighted index comprised as follows: 36% of the S&P 500® Index; 24% FTSE World (ex U.S.) Index; 24% BofA Merrill Lynch Current 5-Year U.S. Treasury Index; and 16% Citigroup Non-U.S. Dollar World Government Bond Index. Descriptions of these indexes are found on page 5 of this report to shareholders in the “Performance Summary” section.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments, including financial futures contracts, forward foreign currency exchange contracts, options and swaps, as specified in Note 4 of the Notes to Consolidated Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to hedge market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Fund’s ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation the Fund can realize on an investment, may result in lower dividends paid to shareholders or may cause the Fund to hold an investment that it might otherwise sell. The Fund’s investments in these instruments are discussed in detail in the Notes to Consolidated Financial Statements.

BLACKROCK GLOBAL ALLOCATION FUND, INC.	APRIL 30, 2014	7

Consolidated Schedule of Investments April 30, 2014 (Unaudited)	(Percentages shown are based on Net Assets)
Common Stocks	Shares	Value
Australia — 0.3%
Asciano Ltd.	734,696	$3,707,556
Fortescue Metals Group Ltd.	13,023,212	61,598,946
Mesoblast Ltd. (a)(b)	5,013,769	21,754,909
National Australia Bank Ltd.	1,940,752	63,903,868
		150,965,279
Austria — 0.0%
Andritz AG	343,048	21,309,838
Belgium — 0.2%
Anheuser-Busch InBev NV	627,272	68,370,038
RHJ International (a)(d)	4,040,441	19,787,426
RHJ International — ADR (a)(d)	890,354	4,357,854
		92,515,318
Brazil — 0.9%
Banco Bradesco SA, Preference Shares	1,990,100	29,622,791
BR Malls Participacoes SA	7,347,467	63,234,843
Cia Brasileira de Distribuicao Grupo Pao de Acucar, Preference Shares	1,131,638	53,543,137
Cielo SA	3,593,581	63,660,253
Cosan Ltd., Class A	4,636,847	56,244,954
Cyrela Brazil Realty SA	4,370,380	26,499,625
Hypermarcas SA	6,441,256	47,462,647
Itau Unibanco Holding SA, Preference Shares	1,871,741	30,891,386
MRV Engenharia e Participacoes SA	7,483,888	23,696,042
Oi SA, ADR (b)	11,900,959	11,052,421
Petroleo Brasileiro SA — ADR	5,212,807	72,353,761
Qualicorp SA (a)	3,395,590	33,000,307
SLC Agricola SA	2,235,684	17,045,242
		528,307,409
Canada — 2.1%
Agrium, Inc.	696,942	66,955,218
Athabasca Oil Corp. (a)(b)	8,242,716	61,215,919
Bank of Nova Scotia	803,112	48,800,018
Cameco Corp.	4,668,073	99,383,274
Canadian National Railway Co.	2,172,423	127,238,815
Canadian Natural Resources Ltd. (d)	2,489,875	101,512,204
Eldorado Gold Corp.	8,705,998	53,059,684
First Quantum Minerals Ltd.	12,166,696	242,323,775
Goldcorp, Inc.	6,641,821	164,185,815
Lululemon Athletica, Inc. (a)(b)(d)	673,076	30,914,381
Platinum Group Metals Ltd. (a)(d)	27,873,417	28,736,792
Silver Wheaton Corp.	2,136,727	47,435,340
Suncor Energy, Inc.	237,962	9,185,333
Teck Resources Ltd., Class B	5,910,030	134,571,383
		1,215,517,951
Common Stocks	Shares	Value
Chile — 0.1%
Banco Santander Chile — ADR	1,551,334	$37,650,876
China — 1.0%
Beijing Enterprises Holdings Ltd.	13,671,232	119,056,463
CNOOC Ltd.	89,617,000	148,123,280
Dongfeng Motor Group Co. Ltd., Class H	8,552,700	11,433,922
Haitian International Holdings Ltd.	13,062,600	26,316,126
Jiangxi Copper Co. Ltd., Class H	30,967,000	51,228,643
Mindray Medical International Ltd., ADR (b)	1,438,915	47,570,530
SINA Corp. (a)	2,239,154	107,031,561
Sinopharm Group Co. Ltd., Class H	12,158,700	32,106,968
Yuanda China Holdings Ltd.	8,199,826	752,770
Zhongsheng Group Holdings Ltd. (b)	19,035,171	23,165,376
		566,785,639
Denmark — 0.1%
TDC A/S	3,662,132	34,375,031
France — 4.6%
Airbus Group NV	3,923,071	269,672,340
Arkema	993,180	110,930,414
AtoS	2,004,095	173,137,750
AXA SA	3,863,858	100,831,272
BNP Paribas SA	3,675,624	276,202,798
Compagnie de Saint-Gobain	2,199,945	134,780,608
Danone SA	482,735	35,644,685
GDF Suez	1,553,542	39,154,578
L’Oreal SA	192,966	33,256,745
LVMH Moet Hennessy Louis Vuitton SA	418,821	82,505,320
Remy Cointreau SA (b)	400,529	35,224,152
Rexel SA	377,441	9,530,294
Safran SA	6,099,872	410,534,488
Sanofi	2,673,894	288,566,217
Sanofi — ADR	738,127	39,711,232
Schneider Electric SA	1,808,049	169,613,345
Societe Generale SA	1,881,025	117,144,937
Technip SA	1,242,208	139,821,174
Total SA	864,271	61,833,540
Total SA — ADR	2,221,142	158,234,156
UbiSoft Entertainment SA (a)	3,041,362	56,757,008
		2,743,087,053
Germany — 2.2%
Allianz SE, Registered Shares	581,162	101,139,534
Bayerische Motoren Werke AG	562,760	70,741,711
Deutsche Bank AG, Registered Shares	2,620,796	115,434,193
Deutsche Boerse AG	764,538	56,065,763
Deutsche Telekom AG, Registered Shares	6,398,688	107,504,721
Fresenius SE & Co. KGaA	583,359	88,759,627

Portfolio Abbreviations

ADR	American Depositary Receipts	EUR	Euro	MXN	Mexican Peso
AUD	Australian Dollar	GBP	British Pound	NYSE	New York Stock Exchange
CAD	Canadian Dollar	GDR	Global Depositary Receipt	OTC	Over-the-counter
CBOE	Chicago Board Options Exchange	HKD	Hong Kong Dollar	PCL	Public Company Limited
CHF	Swiss Franc	JPY	Japanese Yen	REIT	Real Estate Investment Trust
CNY	Chinese Renminbi	JSC	Joint Stock Company	S&P	Standard and Poor’s
CVA	Certificaten Van Aandelen (Dutch Certificate)	LIBOR LIFFE	London Interbank Offered Rate London International Financial Futures	SGD SPDR	Singapore Dollar Standard &; Poor’s Depository Receipts
ETF	Exchange-Traded Fund		and Options Exchange	USD	U.S. Dollar
FTSE	Financial Times Stock Exchange	MSCI	Morgan Stanley Capital International

See Notes to Consolidated Financial Statements.

8	BLACKROCK GLOBAL ALLOCATION FUND, INC.	APRIL 30, 2014

Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)
Common Stocks	Shares	Value
Germany (concluded)
HeidelbergCement AG	403,364	$35,047,527
Linde AG	385,439	80,049,815
RWE AG	619,769	23,651,052
Siemens AG, Registered Shares	3,192,186	421,113,912
Volkswagen AG	23,192	6,218,900
Volkswagen AG, Preference Shares	713,062	192,758,497
		1,298,485,252
Hong Kong — 0.7%
AIA Group Ltd.	4,778,400	23,240,195
Chaoda Modern Agriculture Holdings Ltd. (a)(b)	116,959,394	9,356,751
FU JI Food and Catering Services Holdings Ltd. (a)	2,275,802	353,646
Kunlun Energy Co. Ltd.	29,116,000	45,494,714
The Link REIT	12,078,183	60,134,072
Sino Biopharmaceutical Ltd.	24,446,153	19,184,798
Sun Hung Kai Properties Ltd.	12,098,000	152,653,057
Wharf Holdings Ltd.	12,275,000	86,171,884
		396,589,117
India — 0.1%
Cummins India Ltd.	6,048,170	54,992,907
Maruti Suzuki India Ltd.	586,764	18,869,450
		73,862,357
Indonesia — 0.0%
Siloam International Hospitals Tbk PT (a)	30,379,884	28,904,443
Ireland — 0.6%
Accenture PLC, Class A	117,763	9,446,948
Eaton Corp. PLC	1,714,641	124,551,522
Shire PLC	1,861,852	106,482,922
XL Group PLC	2,771,122	86,874,675
		327,356,067
Israel — 0.0%
Check Point Software Technologies Ltd. (a)(b)	164,259	10,522,432
Italy — 0.7%
Ei Towers SpA	910,878	51,811,945
Enel SpA	4,693,039	26,581,044
Fiat Industrial SpA	15,579,658	181,561,194
Intesa Sanpaolo SpA	29,504,419	100,964,974
Telecom Italia SpA (b)	26,187,841	33,652,113
Telecom Italia SpA, Non-Convertible Savings Shares	4,852,222	4,822,979
UniCredit SpA	4,741,043	42,478,055
		441,872,304
Japan — 8.6%
Aisin Seiki Co. Ltd.	1,777,590	62,818,911
Ajinomoto Co., Inc.	2,536,000	37,324,435
Asahi Kasei Corp.	6,799,900	46,231,143
Astellas Pharma, Inc.	3,557,450	39,663,732
Benesse Holdings, Inc.	860,700	32,748,106
Bridgestone Corp.	3,842,700	137,589,770
Chubu Electric Power Co. Inc.	1,694,000	19,295,633
Daikin Industries Ltd.	1,016,100	58,775,405
Daito Trust Construction Co. Ltd.	691,600	70,377,783
Denso Corp.	2,458,580	111,995,174
East Japan Railway Co.	2,249,373	164,126,086
Common Stocks	Shares	Value
Japan (concluded)
FANUC Corp.	221,080	$39,890,770
Fuji Heavy Industries Ltd.	11,444,290	300,923,811
Futaba Industrial Co. Ltd.	1,873,750	8,393,939
Hitachi Chemical Co. Ltd.	2,375,400	34,946,031
Hitachi Ltd.	17,478,500	124,603,138
Honda Motor Co. Ltd.	3,444,581	114,307,274
Hoya Corp.	3,563,417	105,396,338
IHI Corp.	7,401,000	29,509,552
Inpex Corp.	10,277,100	149,875,104
Isuzu Motors Ltd.	2,282,000	13,252,826
Japan Airlines Co. Ltd.	1,879,200	97,285,064
JGC Corp.	3,322,630	107,591,431
JSR Corp.	3,783,800	62,004,511
KDDI Corp.	2,114,100	112,748,448
Keyence Corp.	33,600	12,961,587
Kirin Holdings Co. Ltd.	2,425,100	33,587,677
Kubota Corp.	2,222,510	28,644,872
Kuraray Co. Ltd.	3,896,720	43,813,799
Kyocera Corp.	888,200	41,771,948
Mitsubishi Corp.	6,781,130	121,431,739
Mitsubishi Electric Corp.	5,749,000	65,462,897
Mitsubishi Heavy Industries Ltd.	5,925,000	31,194,788
Mitsubishi UFJ Financial Group, Inc.	10,091,000	53,679,013
Mitsui & Co. Ltd.	19,156,634	271,686,473
MS&AD Insurance Group Holdings, Inc.	2,633,662	59,078,686
Murata Manufacturing Co. Ltd.	865,740	72,171,422
NEC Corp.	15,870,000	44,642,244
Nintendo Co. Ltd.	462,000	48,491,693
Nippon Telegraph & Telephone Corp.	844,750	46,877,501
Nitori Holdings Co. Ltd.	1,063,700	48,790,473
Nitto Denko Corp.	1,600,600	69,299,699
NKSJ Holdings, Inc.	2,369,600	59,118,758
Okumura Corp.	6,410,620	29,288,799
Omron Corp.	327,600	11,601,748
Otsuka Holdings Co. Ltd.	1,859,300	53,562,300
Rinnai Corp.	476,675	39,725,456
Rohm Co. Ltd.	1,361,700	65,119,045
Ryohin Keikaku Co. Ltd.	465,600	52,325,711
Sega Sammy Holdings, Inc.	306,900	6,186,253
Shin-Etsu Chemical Co. Ltd.	2,231,640	130,912,611
Ship Healthcare Holdings, Inc.	780,000	26,599,899
SMC Corp.	78,400	18,663,571
Sony Financial Holdings, Inc.	3,241,700	51,981,076
Sumitomo Corp.	5,537,200	71,875,532
Sumitomo Electric Industries Ltd.	3,662,000	50,686,378
Sumitomo Mitsui Financial Group, Inc.	3,721,900	147,127,836
Sumitomo Mitsui Trust Holdings, Inc.	7,082,000	29,182,782
Suntory Beverage & Food Ltd.	1,607,500	56,137,629
Suzuki Motor Corp.	7,093,308	183,007,780
Toda Corp.	8,223,900	28,821,399
Tokio Marine Holdings, Inc.	9,046,921	266,575,847
Tokyo Gas Co. Ltd.	22,222,285	116,431,665
Toyota Industries Corp.	2,930,080	135,070,741
Toyota Motor Corp.	1,723,500	93,117,517
Ube Industries Ltd.	14,999,500	25,412,385
Unicharm Corp.	616,000	33,404,450
West Japan Railway Co.	469,400	19,035,528
Yamada Denki Co. Ltd.	22,306,200	82,409,608
Yamaha Motor Co. Ltd.	793,500	12,249,100
		5,070,892,330

See Notes to Consolidated Financial Statements.

BLACKROCK GLOBAL ALLOCATION FUND, INC.	APRIL 30, 2014	9

Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)
Common Stocks	Shares	Value
Kazakhstan — 0.1%
KazMunaiGas Exploration Production JSC — GDR	3,148,094	$46,843,639
Luxembourg — 0.1%
RTL Group SA (a)(b)	298,580	33,246,934
Malaysia — 0.3%
Axiata Group Bhd	31,502,753	64,975,405
IHH Healthcare Bhd (a)	58,437,200	71,796,225
Telekom Malaysia Bhd	18,179,834	34,546,695
		171,318,325
Mexico — 0.3%
America Movil SAB de CV, Series L — ADR	1,375,019	27,610,381
Fibra Uno Administracion SA de CV	9,796,004	32,002,539
Fomento Economico Mexicano SAB de CV — ADR	273,911	24,862,901
Grupo Televisa SAB CPO	5,093,623	33,413,061
TF Administradora Industrial S de RL de CV (d)	17,120,406	34,181,270
		152,070,152
Netherlands — 1.0%
Akzo Nobel NV	1,224,693	94,377,383
CNH Industrial NV	759,054	8,797,437
Constellium NV, Class A (a)	847,077	25,852,790
ING Groep NV CVA (a)	6,632,948	94,817,028
Koninklijke DSM NV	1,118,941	80,348,655
Koninklijke KPN NV (a)	12,089,398	42,952,024
Unilever NV — NY Shares	372,666	15,957,558
Unilever NV CVA	5,502,678	235,960,909
		599,063,784
Norway — 0.2%
Statoil ASA	3,945,574	120,282,376
Peru — 0.3%
Southern Copper Corp.	5,344,009	161,068,431
Portugal — 0.0%
Zon Multimedia Servicos de Telecomunicacoes e Multimedia SGPS SA	4,508,103	32,613,300
Russia — 0.0%
Novorossiysk Commercial Sea Trade Port — GDR (b)	1,788,876	8,926,491
Sberbank (a)	2,901,171	5,902,839
		14,829,330
Singapore — 0.5%
CapitaLand Ltd. (b)	61,712,300	157,938,743
Keppel Corp. Ltd.	4,379,000	36,845,036
Raffles Medical Group Ltd.	8,133,500	23,567,233
Singapore Telecommunications Ltd.	26,504,610	81,186,705
		299,537,717
South Africa — 0.1%
Life Healthcare Group Holdings Ltd.	8,403,258	33,415,935
South Korea — 1.0%
Cheil Industries, Inc.	277,870	17,744,367
Hana Financial Group, Inc.	551,813	19,471,306
Hyundai Motor Co.	321,980	71,790,737
Hyundai Wia Corp.	161,791	26,676,195
LG Household & Health Care Ltd.	20,234	9,265,081
Orion Corp.	31,368	23,966,278
Samsung Electronics Co. Ltd.	288,979	376,817,152
Common Stocks	Shares	Value
South Korea (concluded)
Samsung Electronics Co. Ltd., Preference Shares	12,964	$13,036,325
Samsung Heavy Industries Co. Ltd.	1,065,224	29,179,099
		587,946,540
Spain — 0.1%
Banco Bilbao Vizcaya Argentaria SA	6,582,517	81,081,699
Sweden — 0.5%
Boliden AB	3,688,382	56,330,039
Getinge AB, Class B	1,283,151	37,607,527
Lundin Petroleum AB (a)	6,164,802	132,335,031
Svenska Handelsbanken AB, Class A	1,841,729	92,638,861
		318,911,458
Switzerland — 2.6%
ACE Ltd. (e)	1,077,387	110,238,238
Nestle SA, Registered Shares	4,603,860	355,805,938
Novartis AG, ADR	48,023	4,175,120
Novartis AG, Registered Shares	2,167,586	188,433,662
Roche Holding AG	1,419,157	416,304,154
Swisscom AG, Registered Shares	48,365	29,424,254
Syngenta AG, Registered Shares	606,456	240,151,444
TE Connectivity Ltd.	219,825	12,965,278
UBS AG, Registered Shares	8,456,155	176,850,878
		1,534,348,966
Taiwan — 0.2%
Cheng Shin Rubber Industry Co. Ltd.	10,718,672	30,786,035
Far EasTone Telecommunications Co. Ltd.	11,036,099	23,862,089
Taiwan Mobile Co. Ltd.	8,704,000	28,095,317
Yulon Motor Co. Ltd.	13,250,000	20,618,580
		103,362,021
Thailand — 0.1%
Bangkok Dusit Medical Services PCL	132,969,000	60,814,005
Bumrungrad Hospital PCL	7,043,300	21,330,142
		82,144,147
United Arab Emirates — 0.1%
Al Noor Hospitals Group PLC	2,879,300	48,516,850
NMC Health PLC (b)	4,807,037	35,711,268
		84,228,118
United Kingdom — 4.0%
Antofagasta PLC	13,803,923	183,967,712
AstraZeneca PLC	1,032,148	81,472,181
Barclays PLC	12,852,404	54,880,312
Barratt Developments PLC	5,199,263	32,517,030
BG Group PLC	8,658,862	175,162,774
BHP Billiton PLC	5,933,281	192,620,233
BT Group PLC	13,855,698	86,496,179
Delphi Automotive PLC	512,159	34,232,708
Delta Topco Ltd.	78,481,957	52,975,321
Diageo PLC	526,464	16,130,749
Diageo PLC — ADR	668,051	82,023,302
Guinness Peat Group PLC (a)	9,662,955	5,664,060
HSBC Holdings PLC	757,262	7,737,409
Legal & General Group PLC	6,563,590	23,495,949
Lloyds Banking Group PLC (a)	81,381,489	103,778,687
Manchester United PLC, Class A (a)(b)	1,718,541	28,579,337
National Grid PLC	5,663,003	80,489,658
Ophir Energy PLC (a)	14,876,295	66,270,101
Polyus Gold International Ltd.	3,524,606	11,009,243

See Notes to Consolidated Financial Statements.

10	BLACKROCK GLOBAL ALLOCATION FUND, INC.	APRIL 30, 2014

Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)
Common Stocks	Shares	Value
United Kingdom (concluded)
Prudential PLC	3,890,474	$89,438,521
Rio Tinto PLC	8,620,067	468,653,053
Royal Dutch Shell PLC — ADR	2,874,168	226,311,988
SABMiller PLC	907,710	49,425,685
Taylor Wimpey PLC	15,086,190	26,829,957
Tesco PLC	6,478,705	32,095,020
Unilever PLC	1,372,541	61,397,953
Unilever PLC — ADR	281,415	12,590,507
Vodafone Group PLC	13,220,400	50,192,663
Vodafone Group PLC, ADR	1,555,200	59,035,392
		2,395,473,684
United States — 30.7%
3M Co.	834,343	116,048,768
AbbVie, Inc.	4,760,725	247,938,558
Adobe Systems, Inc. (a)	182,325	11,247,629
The AES Corp.	4,455,346	64,379,750
Aetna, Inc.	1,233,819	88,156,368
Aflac, Inc.	451,388	28,311,055
Agilent Technologies, Inc.	1,957,786	105,798,755
Alexion Pharmaceuticals, Inc. (a)	439,261	69,491,090
Allergan, Inc.	451,454	74,869,131
Alliance Data Systems Corp. (a)	70,564	17,069,432
The Allstate Corp.	747,832	42,589,032
Amdocs Ltd.	243,907	11,348,993
American Capital Agency Corp.	785,325	17,834,731
American Eagle Outfitters, Inc.	713,503	8,248,095
American Electric Power Co., Inc.	1,480,661	79,674,368
American Express Co.	1,805,569	157,860,898
American International Group, Inc.	2,167,304	115,148,862
American Tower Corp.	1,009,962	84,352,026
American Water Works Co., Inc.	1,131,589	51,521,247
Ameriprise Financial, Inc.	99,809	11,141,679
AmerisourceBergen Corp.	148,300	9,666,194
Amgen, Inc.	189,707	21,199,757
Anadarko Petroleum Corp. (e)	2,226,453	220,463,376
Apple, Inc.	849,623	501,354,036
Archer-Daniels-Midland Co.	256,187	11,203,057
Avery Dennison Corp.	660,193	32,124,991
Avnet, Inc.	246,351	10,625,119
Axis Capital Holdings Ltd.	205,216	9,388,632
Bank of America Corp.	15,391,599	233,028,809
Baxter International, Inc.	1,115,811	81,219,883
BB&T Corp.	1,952,836	72,899,368
Becton Dickinson & Co.	84,844	9,589,917
Berkshire Hathaway, Inc., Class B (a)	980,772	126,372,472
Biogen Idec, Inc. (a)(e)	482,615	138,568,419
BorgWarner, Inc.	948,534	58,941,903
Bristol-Myers Squibb Co.	2,240,152	112,209,214
CA, Inc.	282,072	8,501,650
Calpine Corp. (a)	4,213,063	96,605,535
Capital One Financial Corp.	1,329,515	98,251,158
Cardinal Health, Inc.	1,012,804	70,400,006
Castlight Health, Inc. (a)(b)	653,155	9,810,388
Catamaran Corp. (a)	1,190,468	44,940,167
Celgene Corp. (a)	538,114	79,108,139
CenterPoint Energy, Inc.	1,857,718	45,997,098
CF Industries Holdings, Inc.	43,385	10,636,700
Charter Communications, Inc., Class A (a)	948,104	128,496,535
Chevron Corp.	65,549	8,227,710
The Chubb Corp.	96,173	8,855,610
Church & Dwight Co., Inc.	436,890	30,149,779
Cimarex Energy Co. (e)	1,080,705	128,733,580
Common Stocks	Shares	Value
United States (continued)
Cisco Systems, Inc.	8,115,803	$187,556,207
Citigroup, Inc.	4,234,071	202,854,342
Citrix Systems, Inc. (a)(b)	1,759,722	104,369,112
CNA Financial Corp.	258,585	10,589,056
Coach, Inc. (e)	3,568,554	159,335,936
Cobalt International Energy, Inc. (a)(b)	2,883,511	51,903,198
The Coca-Cola Co.	7,872,133	321,104,305
Colfax Corp. (a)	1,623,345	116,848,373
Colgate-Palmolive Co.	1,189,336	80,042,313
Comcast Corp., Class A	6,444,820	333,583,883
Computer Sciences Corp.	232,927	13,784,620
Constellation Brands, Inc., Class A (a)	147,539	11,779,514
Crown Castle International Corp.	869,223	63,218,589
Crown Holdings, Inc. (a)	1,302,954	61,460,340
Cubist Pharmaceuticals, Inc. (a)(b)	605,100	42,393,306
Cummins, Inc.	329,995	49,779,746
CVS Caremark Corp.	586,535	42,652,825
Danaher Corp.	631,119	46,311,512
Diamondback Energy, Inc. (a)(e)	1,508,858	108,547,245
Discover Financial Services	1,976,005	110,458,679
DISH Network Corp., Class A (a)(e)	255,200	14,510,672
Dominion Resources, Inc.	1,739,029	126,149,164
Dover Corp.	110,501	9,547,286
Dresser-Rand Group, Inc. (a)(e)	1,658,156	100,218,949
DTE Energy Co.	263,446	20,585,670
Eastman Chemical Co.	138,195	12,046,458
eBay, Inc. (a)(e)	2,154,147	111,649,439
Electronic Arts, Inc. (a)	4,455,954	126,103,498
Energizer Holdings, Inc.	86,175	9,624,886
Envision Healthcare Holdings, Inc. (a)(b)	1,710,926	57,812,190
EP Energy Corp., Class A (a)(b)	4,211,100	81,821,673
EQT Corp.	31,020	3,380,870
Equity Residential (b)	2,022,303	120,205,690
Express Scripts Holding Co. (a)	1,858,223	123,720,487
Fannie Mae (a)	4,597,599	17,930,636
Fastenal Co.	2,273,205	113,842,106
FedEx Corp.	569,733	77,626,121
Fidelity National Information Services, Inc.	238,523	12,744,284
FMC Corp.	1,411,974	108,721,998
Ford Motor Co.	8,297,308	134,001,524
Freeport-McMoRan Copper & Gold, Inc.	11,459,729	393,870,886
The Fresh Market, Inc. (a)(b)	1,260,432	46,762,027
General Dynamics Corp.	111,989	12,257,196
General Electric Co.	12,227,901	328,808,258
General Motors Co.	1,093,397	37,700,329
Gilead Sciences, Inc. (a)(e)	1,483,777	116,461,657
The Goldman Sachs Group, Inc.	714,352	114,167,737
The Goodyear Tire & Rubber Co.	1,610,745	40,590,774
Google, Inc., Class A (a)	464,950	248,692,456
Google, Inc., Class C Class C (a)	464,950	244,870,567
Harris Corp.	149,226	10,971,096
HCA Holdings, Inc. (a)	2,578,336	134,073,472
HealthSouth Corp.	1,141,094	39,527,496
Helmerich & Payne, Inc.	135,547	14,727,182
Hilton Worldwide Holdings, Inc. (a)	3,176,071	69,333,630
Humana, Inc. (e)	1,236,452	135,700,607
IMS Health Holdings, Inc. (a)	1,435,200	34,071,648
International Paper Co.	220,151	10,270,044
Intuit, Inc.	139,365	10,556,899
JB Hunt Transport Services, Inc.	775,928	59,048,121
Johnson Controls, Inc.	1,676,519	75,678,068
JPMorgan Chase & Co.	5,777,303	323,413,422
Kimberly-Clark Corp.	87,464	9,817,834

See Notes to Consolidated Financial Statements.

BLACKROCK GLOBAL ALLOCATION FUND, INC.	APRIL 30, 2014	11

Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)
Common Stocks	Shares	Value
United States (continued)
KLA-Tencor Corp.	139,021	$8,895,954
Knowles Corp. (a)	55,250	1,543,132
The Kroger Co.	263,038	12,110,270
L-3 Communications Holdings, Inc.	105,890	12,216,529
Lear Corp.	164,382	13,653,569
Liberty Media Corp., Class A (a)	1,683,186	218,326,056
Lincoln National Corp.	329,746	15,995,978
Macy’s, Inc.	182,292	10,469,030
Marathon Oil Corp. (e)	8,453,648	305,599,375
Marathon Petroleum Corp.	301,345	28,010,018
Marsh & McLennan Cos., Inc.	1,302,102	64,206,650
Mastercard, Inc., Class A	4,497,942	330,823,634
Mattel, Inc.	1,425,318	55,893,845
McDonald’s Corp.	1,493,887	151,450,264
McKesson Corp.	1,186,586	200,758,485
Medtronic, Inc.	1,361,359	80,075,136
MetLife, Inc. (e)	2,068,727	108,297,858
Mettler-Toledo International, Inc. (a)	168,124	39,193,067
Microsoft Corp.	261,491	10,564,236
Motorola Solutions, Inc.	159,905	10,166,760
Murphy Oil Corp.	131,050	8,312,501
NextEra Energy, Inc.	1,100,711	109,905,993
Noble Energy, Inc.	285,887	20,520,969
Northrop Grumman Corp.	119,011	14,461,027
NRG Energy, Inc.	473,484	15,492,396
Ocwen Financial Corp. (a)(b)	776,633	29,434,391
Omnicare, Inc.	183,875	10,898,271
Oracle Corp.	8,491,262	347,122,791
PACCAR, Inc.	914,107	58,484,566
Parker Hannifin Corp.	86,612	10,989,331
PerkinElmer, Inc.	1,109,644	46,571,759
Perrigo Co. PLC	370,574	53,681,350
Pfizer, Inc. (e)	8,982,784	280,981,483
Phillips 66	3,033,761	252,469,590
Pitney Bowes, Inc.	391,314	10,487,215
PPG Industries, Inc.	81,550	15,789,711
PPL Corp.	1,341,466	44,724,476
Precision Castparts Corp.	598,419	151,453,865
The Procter & Gamble Co.	6,467,030	533,853,326
Prudential Financial, Inc. (e)	950,870	76,716,192
Raytheon Co.	148,220	14,152,046
Regeneron Pharmaceuticals, Inc. (a)	60,880	18,074,663
Reinsurance Group of America, Inc.	138,553	10,628,401
Rockwell Automation, Inc.	1,381,119	164,601,762
RSP Permian, Inc. (a)	764,628	21,677,204
Santander Consumer USA Holdings, Inc. (a)	961,340	21,860,872
Schlumberger Ltd.	1,666,260	169,208,703
Sealed Air Corp.	1,592,890	54,652,056
Sempra Energy	911,788	89,911,415
Sigma-Aldrich Corp.	117,604	11,314,681
The St. Joe Co. (a)(d)	9,138,361	163,119,744
Stanley Black & Decker, Inc.	1,145,258	98,366,210
Team Health Holdings, Inc. (a)	640,681	31,060,215
Tenet Healthcare Corp. (a)(b)	1,010,528	45,554,602
Thermo Fisher Scientific, Inc.	1,212,910	138,271,740
TIBCO Software, Inc. (a)	3,870,724	75,982,312
Time Warner Cable, Inc. (e)	90,931	12,863,099
Torchmark Corp.	137,237	10,937,789
The Travelers Cos., Inc.	703,506	63,723,573
TRW Automotive Holdings Corp. (a)	535,437	43,022,363
Twitter, Inc. (a)(b)(e)	1,753,631	68,339,000
Common Stocks	Shares	Value
United States (concluded)
Twitter, Inc. (a)(c) (Acquired 12/27/12 - 2/26/13, cost $76,971,912)	6,347,727	$235,002,375
Union Pacific Corp.	1,206,392	229,733,229
United Continental Holdings, Inc. (a)	6,385,193	260,962,838
United Parcel Service, Inc., Class B	2,851,106	280,833,941
United Technologies Corp.	2,492,704	294,961,664
UnitedHealth Group, Inc.	2,698,507	202,495,965
Universal Health Services, Inc.	1,445,884	118,258,852
US Bancorp	2,251,679	91,823,470
Valero Energy Corp.	278,639	15,929,792
Valmont Industries, Inc.	61,507	9,159,007
Veeva Systems, Inc., Class A (a)(b)(d)	4,318,281	82,954,178
Verizon Communications, Inc.	5,551,746	259,592,252
Vertex Pharmaceuticals, Inc. (a)	563,547	38,152,132
Viacom, Inc., Class B	118,732	10,089,845
Visa, Inc., Class A	2,120,723	429,679,687
VMware, Inc., Class A (a)(b)	901,159	83,366,219
Waters Corp. (a)(b)	607,200	59,833,488
WellCare Health Plans, Inc. (a)	651,057	43,926,816
WellPoint, Inc.	113,758	11,453,155
Wells Fargo & Co.	8,570,150	425,422,246
Western Digital Corp.	191,882	16,910,561
The Williams Cos., Inc.	731,290	30,838,499
Wyndham Worldwide Corp.	151,802	10,829,555
		18,172,921,042
Total Common Stocks — 64.4%		38,063,706,294

Fixed Income Securities
Corporate Bonds		Par (000)
Argentina — 0.1%
Empresa Distribuidora Y Comercializadora Norte, 9.75%, 10/25/22 (f)	USD	6,511	4,883,250
YPF SA (f):
8.88%, 12/19/18		42,306	44,051,122
8.75%, 4/04/24		35,339	35,559,869
			84,494,241
Australia — 0.2%
FMG Resources August 2006 Property Ltd. (f):
6.00%, 4/01/17		21,061	22,166,703
8.25%, 11/01/19		9,157	10,118,485
6.88%, 4/01/22		15,395	16,472,650
TFS Corp. Ltd., 11.00%, 7/15/18 (f)		57,480	64,377,600
			113,135,438
Brazil — 0.3%
Odebrecht Drilling Norbe VIII/IX Ltd., 6.35%, 6/30/21 (f)		16,051	16,873,193
Odebrecht Finance Ltd. (f):
5.13%, 6/26/22		16,571	16,902,420
4.38%, 4/25/25		9,633	8,826,236
Odebrecht Offshore Drilling Finance Ltd., 6.75%, 10/01/22 (f)		27,269	28,530,625
Petrobras Global Finance BV:
2.00%, 5/20/16		18,438	18,412,887
2.37%, 1/15/19 (g)		87,886	87,314,741
			176,860,102
Canada — 0.0%
Viterra, Inc., 5.95%, 8/01/20 (f)		15,070	16,826,484

See Notes to Consolidated Financial Statements.

12	BLACKROCK GLOBAL ALLOCATION FUND, INC.	APRIL 30, 2014

Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)
Corporate Bonds		Par (000)	Value
Chile — 0.2%
Banco Del Estado De Chile/New York, 2.03%, 4/02/15	USD	39,112	$39,614,433
Banco Santander Chile, 2.11%, 6/07/18 (f)(g)		41,424	42,459,600
Inversiones Alsacia SA, 8.00%, 8/18/18 (f)		33,554	22,145,719
			104,219,752
China — 0.0%
Celestial Nutrifoods Ltd., 0.01%, 6/12/49 (a)(h)	SGD	88,600	706,708
China Milk Products Group Ltd., 0.00%, 1/15/49 (a)(h)(i)	USD	39,500	395,000
SINA Corp., 1.00%, 12/01/18 (f)(j)		30,285	27,426,853
			28,528,561
Colombia — 0.0%
Colombia Telecomunicaciones SA ESP, 5.38%, 9/27/22 (f)		16,361	16,197,390
France — 0.2%
BNP Paribas SA, 2.40%, 12/12/18		92,180	92,818,070
Germany — 0.0%
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, 5.50%, 1/15/23 (f)		14,734	14,881,340
Hong Kong — 0.2%
FU JI Food and Catering Services Holdings Ltd., 0.00%, 10/18/10 (a)(h)(i)	CNY	190,300	3
Hutchison Whampoa International Ltd., 3.50%, 1/13/17 (f)	USD	32,229	33,870,197
Sun Hung Kai Properties Capital Market Ltd., 4.50%, 2/14/22		24,392	25,268,527
Wharf Finance 2014 Ltd., 2.30%, 6/07/14 (j)	HKD	246,000	31,729,858
			90,868,585
India — 0.2%
REI Agro Ltd. (j):
5.50%, 11/13/14	USD	8,271	4,693,792
5.50%, 11/13/14 (f)		46,516	26,397,830
State Bank of India, 3.62%, 4/17/19 (f)		43,387	42,923,844
Suzlon Energy Ltd. (h):
0.00%, 7/25/14 (a)(i)(j)		39,369	22,834,020
1.00%, 10/11/14		29,880	18,600,300
			115,449,786
Indonesia — 0.0%
Bumi Investment Property Ltd., 10.75%, 10/06/17 (f)		21,164	10,052,900
Ireland — 0.1%
Nara Cable Funding Ltd., 8.88%, 12/01/18 (f)		49,377	65,521,483
Ono Finance II PLC, 10.88%, 7/15/19 (f)		5,695	6,335,688
			71,857,171
Italy — 0.1%
Intesa Sanpaolo SpA:
3.13%, 1/15/16		16,068	16,533,538
3.88%, 1/16/18		16,534	17,373,100
3.88%, 1/15/19		30,078	31,274,112
			65,180,750
Corporate Bonds		Par (000)	Value
Japan — 0.1%
Sumitomo Mitsui Banking Corp., 2.45%, 1/10/19	USD	39,445	$39,914,751
Luxembourg — 0.2%
Capsugel Finance Co. SCA, 9.88%, 8/01/19 (f)	EUR	9,924	15,027,143
Intelsat Jackson Holdings SA, 7.50%, 4/01/21	USD	40,834	44,764,273
Matterhorn Mobile SA, 6.75%, 5/15/19 (f)	CHF	5,000	6,107,261
Numericable Finance & Co. SCA, 12.38%, 2/15/19 (f)	EUR	3,552	6,197,226
Telecom Italia Finance SpA, 6.13%, 11/15/16		42,100	73,242,887
			145,338,790
Mexico — 0.1%
Trust F/1401, 5.25%, 12/15/24 (f)	USD	47,088	47,617,740
Netherlands — 0.4%
Bio City Development Co. BV, 8.00%, 7/06/18 (a)(f)(h)(j)		140,850	101,792,295
Rabobank Nederland, 3.95%, 11/09/22		16,959	17,059,313
Volkswagen International Finance NV, 5.50%, 11/09/15 (f)(j)	EUR	68,400	113,422,882
			232,274,490
Singapore — 0.4%
CapitaLand Ltd. (j):
2.10%, 11/15/16	SGD	64,500	51,447,715
2.95%, 6/20/22		122,000	96,835,128
1.95%, 10/17/23 (f)		52,500	43,237,018
Olam International Ltd., 6.00%, 10/15/16 (j)	USD	47,800	51,265,500
			242,785,361
South Korea — 0.1%
Export-Import Bank of Korea, 2.88%, 9/17/18		19,188	19,683,300
Zeus Cayman II, 0.00%, 8/18/16 (i)(j)	JPY	756,000	11,560,178
			31,243,478
Switzerland — 0.0%
UBS AG/Stamford CT, 5.88%, 12/20/17	USD	14,776	16,899,902
United Arab Emirates — 0.4%
Dana Gas Sukuk Ltd. (f):
7.00%, 10/31/17 (j)		109,853	119,740,184
9.00%, 10/31/17		82,376	83,714,742
			203,454,926
United Kingdom — 0.5%
BAT International Finance PLC, 2.13%, 6/07/17 (f)		30,296	30,963,572
Delta Topco Ltd., 10.00%, 11/24/60		65,816	65,927,761
Essar Energy PLC, 4.25%, 2/01/16		41,100	34,935,000
Lloyds Bank PLC, 2.30%, 11/27/18		11,792	11,873,164
Lloyds TSB Bank PLC, 13.00% (g)(k)	GBP	56,109	158,016,962
			301,716,459
United States — 2.9%
Ally Financial, Inc.:
3.50%, 7/18/16	USD	7,746	7,999,682
2.75%, 1/30/17		46,079	46,654,987
3.50%, 1/27/19		23,709	23,797,909
American Tower Corp., 3.40%, 2/15/19		12,677	13,071,546
Anheuser-Busch InBev Worldwide, Inc., 1.38%, 7/15/17		22,455	22,631,609

See Notes to Consolidated Financial Statements.

BLACKROCK GLOBAL ALLOCATION FUND, INC.	APRIL 30, 2014	13

Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)
Corporate Bonds		Par (000)	Value
United States (continued)
AT&T, Inc., 2.38%, 11/27/18	USD	78,187	$79,183,024
Bank of America Corp.:
2.00%, 1/11/18		43,853	43,929,085
1.30%, 3/22/18 (g)		23,216	23,482,427
2.60%, 1/15/19		29,284	29,437,448
BioMarin Pharmaceutical, Inc. (j):
0.75%, 10/15/18		11,220	11,493,488
1.50%, 10/15/20		11,220	11,556,600
Brookdale Senior Living, Inc., 2.75%, 6/15/18 (j)		6,507	8,507,903
Building Materials Corp. of America, 6.88%, 8/15/18 (f)		10,529	10,989,644
Cablevision Systems Corp., 5.88%, 9/15/22		19,660	19,905,750
Capital One Bank USA NA, 2.15%, 11/21/18		33,815	33,828,492
Chesapeake Energy Corp., 3.47%, 4/15/19 (g)		8,675	8,761,750
CIT Group, Inc., 4.75%, 2/15/15 (f)		34,750	35,662,187
Citigroup, Inc., 5.95% (g)(k)		23,134	22,873,742
Cobalt International Energy, Inc., 2.63%, 12/01/19 (j)		71,701	67,354,127
Crown Cork & Seal Co., Inc., 7.50%, 12/15/96		5,770	5,423,800
Cubist Pharmaceuticals, Inc., 2.50%, 11/01/17 (j)		18,487	45,489,574
DaVita HealthCare Partners, Inc., 6.38%, 11/01/18		9,320	9,797,650
Ford Motor Credit Co. LLC:
2.38%, 1/16/18		31,903	32,360,361
5.00%, 5/15/18		39,234	43,556,920
Forest City Enterprises, Inc., 4.25%, 8/15/18 (j)		32,185	35,986,853
General Electric Capital Corp.:
5.55%, 5/04/20		21,701	25,220,815
6.38%, 11/15/67 (g)		34,060	37,891,750
Gilead Sciences, Inc., Series D, 1.63%, 5/01/16 (j)		54,519	188,124,624
The Goldman Sachs Group, Inc., Series L, 5.70% (g)(k)		51,527	52,621,949
HSBC USA, Inc., 1.63%, 1/16/18		31,691	31,605,181
Hughes Satellite Systems Corp., 7.63%, 6/15/21		9,375	10,570,313
Hyundai Capital America, 2.13%, 10/02/17 (f)		19,637	19,864,161
International Paper Co., 7.95%, 6/15/18		23,099	28,362,477
JPMorgan Chase & Co., 6.13%, 6/27/17		22,835	25,882,833
Merrill Lynch & Co., Inc., 6.88%, 4/25/18		28,986	34,148,552
Morgan Stanley:
7.30%, 5/13/19		19,004	23,039,917
Series H, 5.45% (g)(k)		38,230	38,564,512
Mylan, Inc.:
3.75%, 9/15/15 (e)(j)		37,559	143,358,008
2.55%, 3/28/19		35,102	35,213,168
NBCUniversal Enterprise, Inc., 5.25% (f)(k)		29,211	30,379,440
Phibro Animal Health Corp., 9.25%, 7/01/18 (f)		4,531	4,791,533
Reliance Holding USA, Inc. (f):
4.50%, 10/19/20		23,331	23,735,116
5.40%, 2/14/22		9,888	10,335,185
Corporate Bonds		Par (000)	Value
United States (concluded)
Sabine Pass Liquefaction LLC, 5.63%, 4/15/23	USD	22,324	$22,547,240
Salesforce.com, Inc., 0.25%, 4/01/18 (j)		61,688	67,702,580
SunGard Data Systems, Inc., 7.38%, 11/15/18		13,188	13,979,280
Take-Two Interactive Software, Inc., 1.75%, 12/01/16 (j)		31,592	39,608,470
Texas Industries, Inc., 9.25%, 8/15/20		19,423	22,239,335
WellPoint, Inc., 2.75%, 10/15/42 (j)		33,766	49,382,775
Xerox Corp., 6.35%, 5/15/18		18,418	21,440,873
			1,694,346,645
Total Corporate Bonds — 6.7%			3,956,963,112

Floating Rate Loan Interests (g)
Canada — 0.0%
Essar Steel Algoma, Inc., ABL Term Loan, 9.25%, 9/20/14		18,408	18,412,555
Chile — 0.1%
GNL Quintero SA, Term Loan, 1.23%, 6/20/23		36,587	34,794,095
Germany — 0.1%
Autobahn Tank & Rast GmbH:
Term Loan A, 3.50%, 12/04/18	EUR	28,153	39,053,210
Term Loan B, 3.75%, 12/10/19		11,352	15,816,402
			54,869,612
Ireland — 0.1%
Grifols Worldwide Operations USA, Inc., Term Loan B, 3.15%, 2/27/21	USD	55,950	55,680,881
Luxembourg — 0.0%
Mallinckrodt International Finance SA, Term Loan B, 3.50%, 3/19/21		14,903	14,772,500
Netherlands — 0.1%
Constellium Holdco BV:
Term Loan, 6.50%, 3/25/20	EUR	15,358	21,519,659
Term Loan B, 7.00%, 3/25/20	USD	15,357	15,587,534
			37,107,193
Norway — 0.0%
Drillships Financing Holding, Inc., Term Loan B1, 6.00%, 3/31/21		30,466	30,771,148
United Kingdom — 0.2%
Delta Debtco Ltd., Term Loan, 9.25%, 10/30/19		95,056	98,977,060
United States — 0.6%
Fieldwood Energy LLC, 2nd Lien Term Loan, 8.38%, 9/30/20		41,969	43,227,727
Hilton Worldwide Finance LLC, Term Loan B2, 3.50%, 10/26/20		145,549	144,921,395
Obsidian Natural Gas Trust, Term Loan, 7.00%, 11/02/15		33,157	33,488,129
Sheridan Investment Partners II LP:
Term Loan A, 4.25%, 12/16/20		63,429	63,488,920
Term Loan B, 4.25%, 12/16/20		3,291	3,293,712
Term Loan M, 4.25%, 12/16/20		8,823	8,831,779
Univision Communications, Inc., Term Loan C4, 4.00%, 3/01/20		61,224	60,943,345
			358,195,007
Total Floating Rate Loan Interests — 1.2%			703,580,051

See Notes to Consolidated Financial Statements.

14	BLACKROCK GLOBAL ALLOCATION FUND, INC.	APRIL 30, 2014

Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)
Foreign Agency Obligations		Par (000)	Value
Australia Government Bond:
2.75%, 4/21/24	AUD	93,708	$78,473,766
Series 133, 5.50%, 4/21/23		311,213	324,924,082
Brazil Notas do Tesouro Nacional:
10.00%, 1/01/21	BRL	1,821,632	731,939,386
10.00%, 1/01/23		783,559	307,630,527
6.00%, 8/15/24		13,228	14,222,495
10.00%, 1/01/25		58,214	22,247,407
Brazilian Government International Bond, 4.88%, 1/22/21	USD	62,610	67,618,800
Bundesrepublik Deutschland, Series 2007, 4.25%, 7/04/17	EUR	355,624	555,761,518
Canadian Government Bond:
4.00%, 6/01/16	CAD	55,082	53,275,332
1.50%, 3/01/17		89,594	82,487,296
3.50%, 6/01/20		65,737	65,681,222
Mexican Bonos, 10.00%, 12/05/24	MXN	3,293,419	324,475,592
Poland Government Bond, 5.25%, 10/25/20	PLN	374,229	134,505,639
Queensland Treasury Corp., Series 21, 6.00%, 6/14/21	AUD	94,748	99,545,052
United Kingdom Gilt, 1.25%, 7/22/18	GBP	399,171	662,155,020
Total Foreign Agency Obligations — 6.0%			3,524,943,134

U.S. Treasury Obligations
U.S. Treasury Notes:
0.25%, 1/15/15	USD	185,536	185,760,684
0.25%, 3/31/15 (l)		308,034	308,479,510
2.25%, 3/31/16 (m)		404,889	419,297,691
1.25%, 10/31/18 (l)		314,849	310,986,568
2.25%, 4/30/21 (l)		291,684	291,980,451
2.00%, 11/15/21		75,568	73,755,577
1.75%, 5/15/22		88,941	84,500,507
2.75%, 2/15/24		586,074	591,201,643
Total U.S. Treasury Obligations — 3.8%			2,265,962,631
Total Fixed Income Securities — 17.7%			10,451,448,928

Investment Companies		Shares
United States — 1.2%
ETFS Gold Trust (a)(d)		1,341,690	169,965,289
ETFS Palladium Trust (a)(d)		457,957	36,151,126
ETFS Platinum Trust (a)(d)		370,796	51,473,901
iShares Gold Trust (a)(n)		11,663,809	145,797,612
Market Vectors Gold Miners ETF		3,676,793	88,647,479
SPDR Gold Shares (a)(d)(e)		1,798,362	223,392,528
Total Investment Companies — 1.2%			715,427,935

Preferred Securities
Capital Trusts		Par (000)	Value
Germany — 0.0%
Deutsche Bank Capital Funding Trust VII, 5.63% (f)(g)(k)	USD	7,793	8,104,720
Switzerland — 0.1%
Credit Suisse Group Guernsey I Ltd., 7.88%, 2/24/41 (g)		32,194	35,131,703
Capital Trusts		Par (000)	Value
United States — 0.2%
General Electric Capital Corp., Series B, 6.25% (g)(k)	USD	46,000	$49,967,500
JPMorgan Chase & Co., Series Q, 5.15% (g)(k)		58,870	55,705,737
USB Capital IX, 3.50% (g)(k)		44,054	37,225,630
			142,898,867
Total Capital Trusts — 0.3%			186,135,290

Preferred Stocks		Shares
Israel — 0.1%
Mobileye, Inc., Class F2 (c) (Acquired 8/15/13, cost $50,286,503)		1,438,544	56,937,571
United Kingdom — 0.2%
HSBC Holdings PLC, Series 2, 8.00%		1,321,589	35,682,903
Royal Bank of Scotland Group PLC:
Series M, 6.40%		823,350	19,093,486
Series Q, 6.75%		458,325	11,118,964
Series T, 7.25%		1,263,140	32,071,125
			97,966,478
United States — 1.2%
Cliffs Natural Resources, Inc., 7.00% (b)(j)		1,184,967	22,526,223
Crown Castle International Corp., Series A, 4.50% (j)		545,175	54,430,272
Dropbox, Inc., Series C (a)(c) (Acquired 1/28/14, cost $150,070,985)		7,856,626	150,069,413
Fannie Mae, Series S, 8.25% (b)(g)		3,815,744	39,302,163
Forestar Group, Inc., 6.00% (j)		1,209,400	29,388,420
Health Care REIT, Inc., Series I, 6.50% (j)		886,823	50,859,299
NextEra Energy, Inc., 5.60% (j)		830,206	54,793,596
Palantir Technologies, Inc., Series I (a)(c) (Acquired 3/27/14, cost $58,747,474)		9,584	58,747,474
PPL Corp., 8.75%		611,773	33,035,742
Stanley Black & Decker, Inc., 6.25% (a)(b)(j)		161,207	18,027,779
Uber Technologies, Inc., (a)(c)(j) (Acquired 3/20/14, cost $90,664,992)		90,664,992	90,664,992
United Technologies Corp., 7.50% (j)		446,211	29,512,395
US Bancorp, 7.50% (g)		656,846	18,194,634
US Bancorp, Series F, 6.00% (g)		1,236,823	35,682,344
Wells Fargo & Co., Series L, 7.50% (j)		22,785	27,137,391
			712,372,137
Total Preferred Stocks — 1.5%			867,276,186

Trust Preferreds
United States — 0.3%
Citigroup Capital XIII, 7.88%, 10/30/40 (g)		2,099,865	56,208,793
Continental Airlines Finance Trust II, 6.00%, 11/15/30 (j)		104,150	5,220,519
GMAC Capital Trust I, Series 2, 8.13%, 2/15/40 (g)(j)		2,643,601	71,538,964
RBS Capital Funding Trust VII, 6.08% (j)(k)		1,113,123	25,449,702
Total Trust Preferreds — 0.3%			158,417,978
Total Preferred Securities — 2.1%			1,211,829,454

See Notes to Consolidated Financial Statements.

BLACKROCK GLOBAL ALLOCATION FUND, INC.	APRIL 30, 2014	15

Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)
Warrants		Shares	Value
Hong Kong — 0.0%
Sun Hung Kai Properties Ltd. (issued/exercisable 4/23/14, 1 share for 1 warrant, Expires 4/22/16, Strike Price 98.60 HKD)		1,008,166	$678,790
Australia — 0.0%
TFS Corp. Ltd., (Issued/exercisable 8/01/11, 1 share for 1 warrant, Expires 7/15/18, Strike Price AUD 1.28)		21,267,513	18,506,458
Total Warrants			19,185,248
Total Long-Term Investments (Cost — $41,247,014,567) — 85.4%			50,461,597,859

Short-Term Securities		Par (000)
Foreign Agency Obligations (p) — 1.8%
Japan Treasury Discount Bill:
0.05%, 5/12/14	JPY	17,520,000	171,367,447
0.05%, 7/07/14		26,090,000	255,169,055
Mexico Cetes:
3.46%, 5/08/14	MXN	29,436	22,485,323
3.52%, 5/15/14		49,068	37,456,141
3.44%, 5/29/14		118,772	90,548,389
3.47%, 5/29/14		27,535	20,991,474
3.49%, 5/29/14		30,692	23,398,281
3.46%, 6/26/14		60,043	45,654,193
3.58%, 6/26/14		118,991	90,461,710
3.58%, 7/10/14		91,197	69,245,038
3.38%, 7/24/14		59,665	45,241,150
3.55%, 8/07/14		88,536	67,044,053
3.46%, 8/21/14		98,945	74,823,324
3.47%, 9/04/14		87,945	66,412,384
Total Foreign Agency Obligations — 1.8%			1,080,297,962

Money Market Funds		Shares
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.03% (n)(q)		16,864,100	16,864,100
		Beneficial Interest (000)
BlackRock Liquidity Series, LLC, Money Market Series, 0.19% (n)(q)(r)	USD	568,355	568,354,962
Total Money Market Funds — 1.0%			585,219,062

Time Deposits		Par (000)
Canada — 0.0%
Brown Brothers Harriman & Co., 0.01%, 05/01/14	CAD	437	398,655
United Kingdom — 0.0%
Brown Brothers Harriman & Co., 0.01%, 05/01/14	GBP	3,807	6,427,875

Time Deposits		Par (000)	Value
United States — 0.0%
Brown Brothers Harriman & Co., 0.01%, 05/01/14	USD	3,207	$4,438,296
Total Time Deposits — 0.0%			11,264,826

U.S. Treasury Obligations (p) (o)
U.S. Treasury Bills:
0.05%, 5/01/14		213,200	213,200,000
0.10%, 5/15/14		277,000	276,988,958
0.02% — 0.04%, 5/22/14		138,100	138,098,205
0.05% — 0.06%, 5/29/14		88,500	88,496,310
0.03% — 0.05%, 6/05/14		304,400	304,391,092
0.04% — 0.05%, 6/12/14		178,200	178,191,578
0.03% — 0.09%, 6/19/14		682,000	681,947,762
0.04% — 0.05%, 6/26/14		190,800	190,785,626
0.04% — 0.06%, 7/03/14		103,000	102,997,322
0.03% — 0.09%, 7/10/14		983,600	983,561,638
0.04% — 0.06%, 7/17/14		534,000	533,977,038
0.03% — 0.06%, 7/24/14		210,665	210,657,628
0.02%, 7/31/14		213,200	213,186,568
0.05% — 0.06%, 8/07/14		417,350	417,332,889
0.04% — 0.07%, 8/14/14		541,700	541,656,664
0.04% — 0.07%, 8/21/14		778,500	778,427,600
0.02% — 0.08%, 9/04/14		373,000	372,964,192
0.07% — 0.08%, 9/11/14		140,000	139,984,460
0.02%, 9/18/14		167,000	166,980,461
0.02% — 0.05%, 10/09/14		595,300	595,193,441
Total U.S. Treasury Obligations — 12.1%			7,129,019,432
Total Short-Term Securities (Cost — $8,981,434,221) — 14.9%			8,805,801,282
Options Purchased (Cost — $534,863,181) — 0.8%			479,430,276
Total Investments Before Investments Sold Short and Options Written (Cost — $50,763,311,969) — 101.1%			59,746,829,417

Investments Sold Short		Shares
Italy — (0.0%)
Eni SpA		(1,163,440)	(30,132,300)
United States — (0.3%)
Apache Corp.		(689,198)	(59,822,387)
Occidental Petroleum Corp.		(939,763)	(89,982,307)
			(149,804,694)
Total Investments Sold Short (Proceeds — $177,296,390) — (0.3%)			(179,936,994)

Options Written (Premiums Received — $236,845,237) — (0.3)%			(171,333,658)
Total Investments, Net of Investments Sold Short and Options Written (Cost — $50,349,170,342) — 100.5%			59,395,558,765
Liabilities in Excess of Other Assets — (0.5)%			(288,699,307)
Net Assets — 100.0%			$59,106,859,458

See Notes to Consolidated Financial Statements.

16	BLACKROCK GLOBAL ALLOCATION FUND, INC.	APRIL 30, 2014

Consolidated Schedule of Investments (continued)

Notes to Consolidated Schedule of Investments

(a)	Non-income producing security.
(b)	Security, or a portion of security, is on loan.
(c)	Restricted security as to resale. As of report date, the Fund held restricted securities with a current value of $591,421,825 and an original cost of $426,741,866 which was 1.00% of its net assets.
(d)
Investments in issuers (whereby the Fund held 5% or more of the companies’ outstanding securities) that were considered to be an affiliate during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at October 31, 2013	Shares Purchased	Shares Sold	Shares Held at April 30, 2014	Value at April 30, 2014	Income	Realized Gain (Loss)
ETFS Gold Trust	1,341,690	—	—	1,341,690	$169,965,289	—	—
ETFS Palladium Trust	457,957	—	—	457,957	$36,151,126	—	—
ETFS Platinum Trust	370,796	—	—	370,796	$51,473,901	—	—
Platinum Group Metals Ltd.	—	27,873,417	—	27,873,417	$28,736,792	—	—
RHJ International	4,040,441	—	—	4,040,441	$19,787,426	—	—
RHJ International — ADR	890,354	—	—	890,354	$4,357,854	—	—
The St. Joe Co.	9,138,361	—	—	9,138,361	$163,119,744	—	—
Veeva Systems, Inc., Class A	697,228	3,621,053	—	4,318,281	$82,954,178	—	—

(e)	All or a portion of the security has been pledged as collateral in connection with outstanding options written.
(f)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(g)	Variable rate security. Rate shown is as of report date.
(h)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.
(i)	Zero-coupon bond.
(j)	Convertible security.
(k)	Security is perpetual in nature and has no stated maturity date.
(l)	All or a portion of security has been pledged as collateral in connection with outstanding swaps.
(m)	All or a portion of security has been pledged in connection with outstanding financial futures contracts.
(n)
Investments in issuers considered to be an affiliate of the Fund during the period ended April 30, 2014, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at October 31, 2013	Shares/ Beneficial Interest Purchased		Shares Sold	Shares/ Beneficial Interest Held at April 30, 2014	Value at April 30, 2014	Income	Realized (Loss)
BlackRock Liquidity Funds, TempFund, Institutional Class	—	16,864,100	[1]	—	16,864,100	$16,864,100	$1,814	—
BlackRock Liquidity Series, LLC, Money Market Series	219,813,503	348,541,459	[1]	—	568,354,962	$568,354,962	$3,567,166	—
iShares Gold Trust	11,836,612	—		(172,803)	11,663,809	$145,797,612	—	$(311,979)
[1]	Represents net shares/beneficial interest purchased.

(o)
Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date, if any.

(p)	Rates shown are discount rates or a range of discount rates paid at the time of purchase.
(q)	Represents the current yield as of report date.
(r)
Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

See Notes to Consolidated Financial Statements.

BLACKROCK GLOBAL ALLOCATION FUND, INC.	APRIL 30, 2014	17

Consolidated Schedule of Investments (continued)

•	Financial futures contracts outstanding as of April 30, 2014 were as follows:

Contracts Purchased (Sold)	Issue	Exchange	Expiration	Notional Value		Unrealized Appreciation (Depreciation)
(297)	CAC 40 Index	Eurex	May 2014	USD	18,300,878	$(503,372)
4,411	Nikkei 225 Index	Chicago Mercantile	June 2014	USD	308,275,982	(1,006,765)
(25,416)	Euro Stoxx 50 Index	Eurex Mercantile	June 2014	USD	1,108,954,369	(35,040,204)
(504)	FTSE 100 Index	Euronext LIFFE	June 2014	USD	57,392,538	(1,839,363)
(16,809)	MSCI Emerging Markets Mini Index	NYSE LIFFE	June 2014	USD	835,827,525	(49,613,099)
(1,824)	Russell 2000 E-Mini Index	Chicago Mercantile	June 2014	USD	204,944,640	1,849,467
(32,657)	S&P 500 E-Mini Index	Chicago Mercantile	June 2014	USD	3,066,329,015	(45,716,854)
Total						$(131,870,190)

•	Forward foreign currency exchange contracts outstanding as of April 30, 2014 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CHF	128,458,496	USD	147,157,000	HSBC Bank USA N.A.	5/02/14	$(1,198,023)
EUR	105,997,000	USD	146,986,040	Credit Suisse International	5/02/14	68,826
EUR	107,472,000	USD	149,058,828	JPMorgan Chase Bank N.A.	5/02/14	42,378
USD	147,167,295	EUR	105,997,000	Credit Suisse International	5/02/14	112,429
USD	145,917,528	CHF	128,458,496	HSBC Bank USA N.A.	5/02/14	(41,449)
USD	149,398,977	EUR	107,472,000	JPMorgan Chase Bank N.A.	5/02/14	297,771
USD	124,685,245	JPY	12,756,547,409	Bank of America N.A.	5/08/14	(96,017)
USD	85,803,239	EUR	62,253,400	Credit Suisse International	5/08/14	(563,371)
USD	56,218,836	EUR	40,776,700	Deutsche Bank AG	5/08/14	(352,296)
USD	21,939,910	MXN	294,363,390	Goldman Sachs International	5/08/14	(554,731)
USD	144,908,863	EUR	105,176,000	UBS AG	5/08/14	(1,005,971)
USD	146,236,143	EUR	106,102,000	Goldman Sachs International	5/09/14	(963,026)
USD	148,982,279	EUR	108,118,000	JPMorgan Chase Bank N.A.	5/09/14	(1,013,759)
USD	245,884,536	JPY	25,162,839,902	Morgan Stanley Capital Services LLC	5/09/14	(253,379)
USD	172,057,710	JPY	17,520,000,000	Deutsche Bank AG	5/12/14	677,417
USD	118,038,604	JPY	12,226,438,627	Bank of America N.A.	5/15/14	(1,562,356)
USD	192,274,400	EUR	139,382,301	BNP Paribas S.A.	5/15/14	(1,093,044)
USD	123,494,498	JPY	12,792,795,070	Goldman Sachs International	5/15/14	(1,646,650)
USD	58,252,638	EUR	42,222,000	JPMorgan Chase Bank N.A.	5/15/14	(322,663)
USD	37,521,390	MXN	490,682,220	Morgan Stanley Capital Services LLC	5/15/14	45,745
USD	151,141,077	EUR	109,801,000	Credit Suisse International	5/16/14	(1,187,369)
USD	151,097,156	EUR	109,801,000	Deutsche Bank AG	5/16/14	(1,231,290)
USD	14,265,784	EUR	10,327,900	Brown Brothers Harriman & Co.	5/19/14	(62,155)
USD	148,491,444	EUR	107,663,700	BNP Paribas S.A.	5/22/14	(869,812)
USD	151,543,168	EUR	109,801,000	UBS AG	5/22/14	(783,153)
USD	262,930,129	EUR	190,438,000	Barclays Bank PLC	5/23/14	(1,262,842)
USD	149,164,200	EUR	108,090,000	Credit Suisse International	5/23/14	(788,111)
USD	117,226,920	JPY	11,951,284,500	Credit Suisse International	5/23/14	311,880
USD	115,990,933	JPY	11,821,563,875	Goldman Sachs International	5/23/14	344,902
USD	136,291,803	EUR	98,751,800	Morgan Stanley Capital Services LLC	5/23/14	(705,705)
USD	88,316,020	MXN	1,187,718,000	Goldman Sachs International	5/29/14	(2,292,614)
USD	20,488,188	MXN	275,351,000	Goldman Sachs International	5/29/14	(517,790)
USD	23,403,504	MXN	306,922,910	UBS AG	5/29/14	(11,032)
USD	124,981,708	JPY	12,694,767,022	BNP Paribas S.A.	6/05/14	783,786
USD	67,146,263	JPY	6,820,314,540	Credit Suisse International	6/05/14	420,431
USD	190,501,643	JPY	19,355,709,871	UBS AG	6/05/14	1,137,085
USD	108,081,431	JPY	11,086,344,735	Credit Suisse International	6/12/14	(384,981)
USD	201,647,729	EUR	146,195,700	Deutsche Bank AG	6/12/14	(1,158,318)
USD	148,474,659	EUR	107,565,000	Goldman Sachs International	6/12/14	(741,990)
USD	147,578,000	JPY	15,140,617,332	HSBC Bank USA N.A.	6/12/14	(554,543)
CHF	128,873,285	USD	146,023,778	HSBC Bank USA N.A.	6/13/14	452,266
USD	147,597,430	EUR	106,854,000	JPMorgan Chase Bank N.A.	6/13/14	(632,502)
USD	147,614,026	AUD	159,906,000	Morgan Stanley Capital Services LLC	6/13/14	(512,124)
CHF	128,458,496	USD	145,975,563	HSBC Bank USA N.A.	6/20/14	37,022
USD	146,970,140	EUR	105,997,000	Credit Suisse International	6/20/14	(68,163)
USD	149,042,170	EUR	107,472,000	JPMorgan Chase Bank N.A.	6/20/14	(42,243)
USD	89,603,458	MXN	1,189,916,000	Deutsche Bank AG	6/26/14	(966,907)

See Notes to Consolidated Financial Statements.

18	BLACKROCK GLOBAL ALLOCATION FUND, INC.	APRIL 30, 2014

Consolidated Schedule of Investments (continued)

Forward foreign currency exchange contracts outstanding as of April 30, 2014 were as follows: (concluded)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	44,658,089	MXN	600,428,000	UBS AG	6/26/14	$(1,043,444)
USD	251,218,056	JPY	26,090,000,000	Morgan Stanley Capital Services LLC	7/07/14	(4,077,461)
USD	67,621,028	MXN	911,971,000	Barclays Bank PLC	7/10/14	(1,715,060)
USD	44,878,475	MXN	596,645,860	Credit Suisse International	7/24/14	(433,088)
USD	65,609,684	MXN	885,363,320	Deutsche Bank AG	8/07/14	(1,553,210)
USD	74,592,327	MXN	989,452,300	Credit Suisse International	8/21/14	(383,924)
USD	65,888,379	MXN	879,445,140	UBS AG	9/04/14	(678,642)
CNY	394,669,000	USD	63,288,807	Deutsche Bank AG	1/30/15	(105,285)
CNY	368,174,619	USD	58,874,969	JPMorgan Chase Bank N.A.	1/30/15	67,003
USD	30,087,000	CNY	184,087,310	Deutsche Bank AG	1/30/15	616,014
USD	30,087,000	CNY	184,102,353	Deutsche Bank AG	1/30/15	613,606
USD	30,087,000	CNY	184,222,701	Deutsche Bank AG	1/30/15	594,339
USD	59,391,000	CNY	364,660,740	Deutsche Bank AG	1/30/15	1,011,574
USD	30,087,000	CNY	184,012,092	JPMorgan Chase Bank N.A.	1/30/15	628,056
USD	30,087,000	CNY	184,162,527	JPMorgan Chase Bank N.A.	1/30/15	603,972
Total						$(26,563,991)

•	Exchange-traded options purchased as of April 30, 2014 were as follows:

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
CBOE Volatility Index (VIX) Futures	Call	USD	16.00	5/21/14	17,581	$1,054,860
Canadian Natural Resources Ltd.	Call	USD	34.00	9/20/14	18,152	12,615,640
SPDR Gold Shares	Call	USD	130.00	12/20/14	27,060	10,350,450
MetLife, Inc.	Call	USD	50.00	1/17/15	6,337	3,136,815
Prudential Financial, Inc.	Call	USD	82.50	1/17/15	3,565	1,827,062
DISH Network Corp.	Put	USD	60.00	6/21/14	2,551	1,339,275
Time Warner Cable, Inc.	Put	USD	135.00	7/19/14	909	197,708
Total						$30,521,810

•	OTC options purchased as of April 30, 2014 were as follows:

Description	Counterparty	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
Topix Index	JPMorgan Chase Bank N.A.	Call	JPY	1,219.54	5/9/2014	15,114,373	$62,559
Topix Index	Bank of America N.A.	Call	JPY	1,257.27	6/13/2014	11,992,976	479,838
Topix Index	Goldman Sachs International	Call	JPY	1,291.10	7/11/2014	21,886,714	1,119,314
Marathon Oil Corp.	Goldman Sachs International	Call	USD	32.00	7/18/2014	2,390,272	10,337,926
Topix Index	Citibank N.A.	Call	JPY	1,246.74	9/12/2014	17,202,386	4,000,554
EQT Corp.	Citibank N.A.	Call	USD	100.00	9/19/2014	1,194,600	15,350,610
Takeda Pharmaceutical Co. Ltd.	Goldman Sachs International	Call	JPY	4,906.34	10/9/2014	722,147	842,591
Topix Index	Citibank N.A.	Call	JPY	1,178.21	12/12/2014	14,995,582	8,778,116
Topix Index	UBS AG	Call	JPY	1,240.60	12/12/2014	14,937,631	5,382,631
SPDR Gold Trust	JPMorgan Chase Bank N.A.	Call	USD	130.56	12/31/2014	927,289	3,516,224
ACE Ltd.	Goldman Sachs International	Call	USD	95.00	1/16/2015	2,635,902	23,719,428
Anadarko Petroleum Corp.	Deutsche Bank AG	Call	USD	105.00	1/16/2015	2,843,200	16,774,880
Citigroup, Inc.	Bank of America N.A.	Call	USD	60.00	1/16/2015	4,279,148	1,690,263
Coca Cola Company	Deutsche Bank AG	Call	USD	45.00	1/16/2015	12,129,213	4,791,039
Humana, Inc.	Deutsche Bank AG	Call	USD	115.00	1/16/2015	301,100	2,363,635
Humana, Inc.	Goldman Sachs International	Call	USD	130.00	1/16/2015	1,213,089	4,185,157
JPMorgan Chase & Co.	Bank of America N.A.	Call	USD	65.00	1/16/2015	7,641,337	5,234,316
JPMorgan Chase & Co.	Goldman Sachs International	Call	USD	65.00	1/16/2015	3,354,217	2,297,639
Merck + Co., Inc.	Deutsche Bank AG	Call	USD	55.00	1/16/2015	10,665,362	58,392,857
Metlife, Inc.	Goldman Sachs International	Call	USD	50.00	1/16/2015	4,669,594	23,114,490
Mylan, Inc.	Bank of America N.A.	Call	USD	47.00	1/16/2015	1,429,400	10,924,161
Mylan, Inc.	Deutsche Bank AG	Call	USD	47.00	1/16/2015	1,429,400	10,924,161
Pfizer, Inc.	Citibank N.A.	Call	USD	32.50	1/16/2015	5,856,943	8,510,490
Prudential Financial, Inc.	Citibank N.A.	Call	USD	87.50	1/16/2015	3,577,545	11,716,460
Oracle Corp.	Deutsche Bank AG	Call	USD	42.00	1/16/2015	6,064,606	14,646,023

See Notes to Consolidated Financial Statements.

BLACKROCK GLOBAL ALLOCATION FUND, INC.	APRIL 30, 2014	19

Consolidated Schedule of Investments (continued)

OTC options purchased as of April 30, 2014 were as follows (concluded):

Description	Counterparty	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
Siemens AG	Deutsche Bank AG	Call	USD	150.00	1/16/2015	1,516,152	$5,344,436
Bank of America Corp.	Citibank N.A.	Call	USD	17.00	1/16/2015	15,282,673	8,481,884
Takeda Pharmaceutical Co. Ltd.	Morgan Stanley & Co. International PLC	Call	JPY	5,108.80	1/29/2015	708,400	839,286
Coach, Inc.	Bank of America N.A.	Call	USD	60.00	2/20/2015	1,199,270	397,054
Johnson & Johnson	Deutsche Bank AG	Call	USD	105.00	2/20/2015	6,004,000	19,626,656
SPDR Gold Trust	JPMorgan Chase Bank N.A.	Call	USD	133.44	3/20/2015	819,991	3,142,033
STOXX Europe 600 Index	JPMorgan Chase Bank N.A.	Call	EUR	348.12	9/16/2016	383,067	6,587,651
Euro STOXX 50	Goldman Sachs International	Call	EUR	3,293.01	12/16/2016	101,572	29,545,431
STOXX Europe 600 Index	Credit Suisse International	Call	EUR	347.97	12/16/2016	320,701	6,353,430
STOXX Europe 600 Index	Credit Suisse International	Call	EUR	355.61	3/17/2017	361,239	5,971,738
Topix Index	JPMorgan Chase Bank N.A.	Put	JPY	1,086.72	5/9/2014	15,114,373	88,540
Russell 2000 Index	Bank of America N.A.	Put	USD	1,130.77	5/16/2014	252,766	4,606,491
S&P 500 Index	Bank of America N.A.	Put	USD	1,809.41	5/16/2014	161,243	473,195
S&P 500 Index	Credit Suisse International	Put	USD	1,823.00	5/16/2014	151,796	577,200
Russell 2000 Index	Morgan Stanley & Co. International PLC	Put	USD	1,087.73	5/30/2014	267,548	2,888,405
Apache Corp.	Deutsche Bank AG	Put	USD	85.00	6/20/2014	962,727	1,742,536
MSCI Emerging Markets Index	Bank of America N.A.	Put	USD	928.12	6/20/2014	155,427	1,602,241
MSCI Emerging Markets Index	JPMorgan Chase Bank N.A.	Put	USD	909.15	6/20/2014	190,294	1,476,255
Russell 2000 Index	Morgan Stanley & Co. International PLC	Put	USD	1,126.10	6/20/2014	254,180	7,910,346
S&P 500 Index	BNP Paribas S.A.	Put	USD	1,820.00	6/20/2014	135,713	2,132,639
S&P 500 Index	Credit Suisse International	Put	USD	1,837.68	6/20/2014	205,559	4,058,506
S&P 500 Index	Morgan Stanley & Co. International PLC	Put	USD	1,848.13	6/20/2014	181,734	4,101,267
Total							$367,102,582

•	OTC interest rate swaptions purchased as of April 30, 2014 were as follows:

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Market Value
10-Year Interest Rate Swap	Goldman Sachs International	Call	2.80%	Receive	3-month USD LIBOR	6/16/14	USD	1,119,252	$8,986,236
10-Year Interest Rate Swap	Goldman Sachs International	Call	2.80%	Receive	3-month USD LIBOR	9/15/14	USD	1,943,572	19,744,981
10-Year Interest Rate Swap	Deutsche Bank AG	Call	2.65%	Receive	3-month USD LIBOR	10/28/14	USD	2,668,021	17,423,644
10-Year Interest Rate Swap	Goldman Sachs International	Call	2.75%	Receive	3-month USD LIBOR	11/28/14	USD	2,971,690	28,884,470
10-Year Interest Rate Swap	Goldman Sachs International	Put	1.35%	Pay	3-month JPY LIBOR	1/25/16	JPY	12,066,812	1,603,358
10-Year Interest Rate Swap	Goldman Sachs International	Put	1.35%	Pay	3-month JPY LIBOR	1/25/16	JPY	24,235,132	3,220,204
5-Year Interest Rate Swap	Deutsche Bank AG	Put	1.07%	Pay	3-month JPY LIBOR	4/04/18	JPY	12,739,074	1,942,991
Total									$81,805,884

•	Exchange-Traded options written as of April 30, 2014 were as follows:

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
Gilead Sciences, Inc.	Call	USD	85.00	5/17/14	1,901	$(56,079)
CBOE Volatility Index (VIX) Futures	Call	USD	26.00	5/21/14	17,581	(87,905)
DISH Network Corp.	Call	USD	67.50	6/21/14	2,551	(172,193)
Twitter, Inc.	Call	USD	67.50	6/21/14	10,326	(103,260)
Time Warner Cable, Inc.	Call	USD	150.00	7/19/14	909	(115,897)
Canadian Natural Resources Ltd.	Call	USD	39.00	9/20/14	14,372	(4,347,530)
Biogen Idec, Inc.	Put	USD	280.00	7/19/14	1,727	(2,745,930)
Gilead Sciences, Inc.	Put	USD	65.00	8/16/14	4,213	(463,430)
Total						$(8,092,224)

See Notes to Consolidated Financial Statements.

20	BLACKROCK GLOBAL ALLOCATION FUND, INC.	APRIL 30, 2014

Consolidated Schedule of Investments (continued)

•	OTC options written as of April 30, 2014 were as follows:

Description	Counterparty	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
Topix Index	JPMorgan Chase Bank N.A.	Call	USD	1,285.95	5/9/2014	15,114,373	$(951)
eBay, Inc.	Goldman Sachs International	Put	USD	60.00	5/16/2014	2,154,147	(21,541)
Russell 2000 Index	Bank of America N.A.	Put	USD	1,205.77	5/16/2014	252,766	(88,622)
S&P 500 Index	Credit Suisse International	Put	USD	1,946.89	5/16/2014	151,796	(62,119)
Russell 2000 Index	Morgan Stanley & Co. International PLC	Put	USD	1,165.43	5/30/2014	267,548	(1,833,943)
Nikkei 225 Index	BNP Paribas S.A.	Put	USD	15,739.73	6/13/2014	1,167,631	(455,335)
MSCI Emerging Markets Index	Bank of America N.A.	Put	USD	1,013.35	6/20/2014	155,427	(2,284,970)
MSCI Emerging Markets Index	JPMorgan Chase Bank N.A.	Put	USD	990.32	6/20/2014	190,294	(5,025,030)
Russell 2000 Index	Morgan Stanley & Co. International PLC	Call	USD	1,206.53	6/20/2014	254,180	(839,943)
S&P 500 Index	BNP Paribas S.A.	Put	USD	1,896.02	6/20/2014	135,713	(3,163,773)
S&P 500 Index	Credit Suisse International	Call	USD	1,940.81	6/20/2014	205,559	(2,320,077)
S&P 500 Index	Morgan Stanley & Co. International PLC	Call	JPY	1,951.32	6/20/2014	181,734	(860,810)
Marathon Oil Corp.	Deutsche Bank AG	Call	USD	32.00	7/18/2014	642,102	(2,777,091)
Topix Index	Citibank N.A.	Call	USD	1,318.19	12/12/2014	14,995,582	(2,837,837)
Topix Index	UBS AG	Call	USD	1,410.88	12/12/2014	14,937,631	(1,304,846)
ACE Ltd.	Goldman Sachs International	Call	USD	110.00	1/16/2015	2,635,902	(3,196,216)
Diamondback Energy, Inc.	Citibank N.A.	Call	JPY	80.00	1/16/2015	657,053	(4,270,845)
Lululemon Athletica, Inc.	Citibank N.A.	Call	USD	60.00	1/16/2015	673,076	(1,049,999)
Metlife, Inc.	Goldman Sachs International	Call	USD	60.00	1/16/2015	4,669,594	(5,346,685)
Mylan, Inc.	Bank of America N.A.	Call	USD	55.00	1/16/2015	1,429,400	(5,896,275)
Mylan, Inc.	Deutsche Bank AG	Call	USD	55.00	1/16/2015	1,429,400	(5,896,275)
Prudential Financial, Inc.	Citibank N.A.	Call	USD	97.50	1/16/2015	3,577,545	(4,185,728)
SPDR Gold Trust	JPMorgan Chase Bank N.A.	Call	USD	158.85	3/20/2015	819,991	(730,071)
Topix Index	JPMorgan Chase Bank N.A.	Call	USD	1,147.09	5/9/2014	15,114,373	(1,043,643)
Russell 2000 Index	Bank of America N.A.	Call	JPY	1,038.46	5/16/2014	252,766	(274,640)
S&P 500 Index	Bank of America N.A.	Call	JPY	1,661.71	5/16/2014	161,243	(53,849)
S&P 500 Index	Credit Suisse International	Call	USD	1,684.81	5/16/2014	151,796	(54,067)
Russell 2000 Index	Morgan Stanley & Co. International PLC	Call	USD	1,010.04	5/30/2014	267,548	(602,743)
Nikkei 225 Index	BNP Paribas S.A.	Call	USD	13,606.78	6/13/2014	1,167,631	(1,906,282)
MSCI Emerging Markets Index	Bank of America N.A.	Call	USD	852.35	6/20/2014	155,427	(529,433)
MSCI Emerging Markets Index	JPMorgan Chase Bank N.A.	Call	USD	834.93	6/20/2014	190,294	(507,610)
Pioneer Natural Resources	Goldman Sachs International	Call	USD	190.00	6/20/2014	292,100	(2,176,145)
Russell 2000 Index	Morgan Stanley & Co. International PLC	Call	USD	1,034.17	6/20/2014	254,180	(2,106,974)
S&P 500 Index	BNP Paribas S.A.	Call	USD	1,680.00	6/20/2014	135,713	(484,737)
S&P 500 Index	Credit Suisse International	Put	JPY	1,706.41	6/20/2014	205,559	(931,912)
S&P 500 Index	Morgan Stanley & Co. International PLC	Put	USD	1,726.17	6/20/2014	181,734	(1,010,699)
Cabot Oil & Gas Corp.	Citibank N.A.	Put	USD	32.50	7/18/2014	1,731,000	(432,750)
Rowan Companies PLC	Goldman Sachs International	Put	USD	32.00	7/18/2014	2,998,100	(6,221,058)
Cimarex Energy Co.	Citibank N.A.	Put	USD	105.00	9/19/2014	580,000	(2,552,000)
Cimarex Energy Co.	Goldman Sachs International	Put	JPY	105.00	9/19/2014	595,200	(2,618,880)
Dresser-Rand Group, Inc.	Deutsche Bank AG	Put	USD	55.00	9/19/2014	569,079	(967,434)
Kodiak Oil & Gas Corp.	Morgan Stanley & Co. International PLC	Put	USD	13.00	9/19/2014	2,926,193	(4,023,515)
Oceaneering International, Inc.	Citibank N.A.	Put	USD	70.00	10/17/2014	586,085	(2,109,906)
Topix Index	Citibank N.A.	Put	USD	1,047.55	12/12/2014	14,995,582	(4,312,542)
Topix Index	UBS AG	Put	USD	1,094.64	12/12/2014	14,937,631	(6,368,612)
SPDR Gold Trust	JPMorgan Chase Bank N.A.	Put	USD	113.65	12/31/2014	927,289	(2,404,256)
Anadarko Petroleum Corp.	Deutsche Bank AG	Put	USD	97.50	1/16/2015	1,421,600	(11,301,720)
CONSOL Energy, Inc.	Goldman Sachs International	Put	USD	42.00	1/16/2015	1,752,337	(5,476,053)
Diamondback Energy, Inc.	Citibank N.A.	Put	USD	70.00	1/16/2015	876,071	(7,840,835)
Humana, Inc.	Deutsche Bank AG	Put	USD	90.00	1/16/2015	301,100	(978,575)
Mylan, Inc.	Bank of America N.A.	Put	USD	42.00	1/16/2015	1,429,400	(3,297,855)
Mylan, Inc.	Deutsche Bank AG	Put	USD	42.00	1/16/2015	1,429,400	(3,297,854)
Pfizer, Inc.	Citibank N.A.	Put	USD	28.00	1/16/2015	5,856,943	(6,965,369)
Coach, Inc.	Bank of America N.A.	Put	USD	42.50	2/20/2015	1,199,270	(3,794,970)
SPDR Gold Trust	JPMorgan Chase Bank N.A.	Put	JPY	116.60	3/20/2015	819,991	(3,484,642)
Total							$(144,580,542)

See Notes to Consolidated Financial Statements.

BLACKROCK GLOBAL ALLOCATION FUND, INC.	APRIL 30, 2014	21

Consolidated Schedule of Investments (continued)

•	OTC interest rate swaptions written as of April 30, 2014 were as follows:

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Market Value
10-Year Interest Rate Swap	Goldman Sachs International	Call	2.60%	Receive	3-month USD LIBOR	6/16/14	USD	1,119,252	$(2,110,539)
10-Year Interest Rate Swap	Goldman Sachs International	Call	2.60%	Receive	3-month USD LIBOR	9/15/14	USD	742,271	(3,252,543)
10-Year Interest Rate Swap	Goldman Sachs International	Call	2.60%	Receive	3-month USD LIBOR	9/15/14	USD	1,168,000	(5,118,036)
10-Year Interest Rate Swap	Goldman Sachs International	Put	3.50%	Pay	3-month USD LIBOR	11/28/14	USD	1,468,080	(8,179,774)
Total									$(18,660,892)

•	Centrally cleared credit default swaps — buy protection outstanding as of April 30, 2014 were as follows:

Issuer	Pay Fixed Rate	Clearinghouse	Expiration Date	Notional Amount (000)		Unrealized Appreciation
Dow Jones CDX North America High Yield Index, Series 22, Version 1	5.00%	Chicago Mercantile	6/20/19	USD	221,223	$326,910

•	OTC interest rate swaps outstanding as of April 30, 2014 were as follows:

Fixed Rate	Floating Rate	Counterparty	Effective Date	Expiration Date	Notional Amount (000)		Market Value	Premiums Paid (Received)	Unrealized Depreciation
1.01%[1]	3-Month LIBOR	Deutsche Bank AG	9/27/15[2]	9/27/16	USD	271,993	$(551,492)	—	$(551,492)
1.00%[1]	3-Month LIBOR	Goldman Sachs International	9/28/15[2]	9/28/16	USD	1,309,229	(2,850,192)	—	(2,850,192)
Total							$(3,401,684)	—	$(3,401,684)
[1]	Fund pays the floating rate and receives the fixed rate.
[2]	Forward swap.

•	OTC total return swaps outstanding as of April 30, 2014 were as follows:

Reference Entity	Floating Rate/ Fixed Amount	Counterparty/ Clearinghouse	Expiration Date	Contract Amount/ Notional Amount (000)	Market Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
KOSPI 200 Future Contract June 2014	KRW 220,928,049,300[3]	Citibank N.A.	6/12/14	KRW 1,731	$116,763	—	$116,763
Siloam International Hospitals	1-month LIBOR +0.75[4]	Citibank N.A.	3/13/15	USD13,399	365,486	—	365,486
SGX Nikkei Stock Average Dividend Point Index Future December 2016	JPY 2,703,510,000[3]	BNP Paribas S.A.	3/31/16	JPY 1,026	210,750	—	210,750
SGX Nikkei Stock Average Dividend Point Index Future December 2016	JPY 2,773,800,000[3]	BNP Paribas S.A.	3/31/16	JPY 1,035	(242,970)	—	(242,970)
SGX Nikkei Stock Average Dividend Point Index Future December 2017	JPY 2,726,515,000[3]	BNP Paribas S.A.	3/33/17	JPY 979	497,951	—	497,951
SGX Nikkei Stock Average Dividend Point Index Future December 2017	JPY 2,778,300,000[3]	BNP Paribas S.A.	3/33/17	JPY 980	19,172	—	19,172

Total					$967,152	—	$967,152
[3]	Fund pays the fixed amount and receives the total return of the reference entity. Net payment at termination.
[4]	Fund pays the total return of the reference entity and receives the fixed amount. Net payment at termination.

•
Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•
Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•
Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

See Notes to Consolidated Financial Statements.

22	BLACKROCK GLOBAL ALLOCATION FUND, INC.	APRIL 30, 2014

Consolidated Schedule of Investments (continued)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Consolidated Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of April 30, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Australia	—	$150,965,279	—	$150,965,279
Austria	—	21,309,838	—	21,309,838
Belgium	$19,787,426	72,727,892	—	92,515,318
Brazil	528,307,409	—	—	528,307,409
Canada	1,215,517,951	—	—	1,215,517,951
Chile	37,650,876	—	—	37,650,876
China	154,602,091	412,183,548	—	566,785,639
Denmark	34,375,031	—	—	34,375,031
France	242,699,834	2,500,387,219	—	2,743,087,053
Germany	—	1,298,485,252	—	1,298,485,252
Hong Kong	—	396,589,117	—	396,589,117
India	—	73,862,357	—	73,862,357
Indonesia	28,904,443	—	—	28,904,443
Ireland	220,873,145	106,482,922	—	327,356,067
Israel	10,522,432	—	—	10,522,432
Italy	51,811,945	390,060,359	—	441,872,304
Japan	—	5,070,892,330	—	5,070,892,330
Kazakhstan	46,843,639	—	—	46,843,639
Luxembourg	—	33,246,934	—	33,246,934
Malaysia	—	171,318,325	—	171,318,325
Mexico	152,070,152	—	—	152,070,152
Netherlands	50,607,785	548,455,999	—	599,063,784
Norway	—	120,282,376	—	120,282,376
Peru	161,068,431	—	—	161,068,431
Portugal	—	32,613,300	—	32,613,300
Russia	8,926,491	5,902,839	—	14,829,330
Singapore	—	299,537,717	—	299,537,717
South Africa	—	33,415,935	—	33,415,935
South Korea	—	587,946,540	—	587,946,540
Spain	—	81,081,699	—	81,081,699
Sweden	—	318,911,458	—	318,911,458
Switzerland	127,378,636	1,406,970,330	—	1,534,348,966
Taiwan	—	103,362,021	—	103,362,021
Thailand	82,144,147	—	—	82,144,147
United Arab Emirates	84,228,118	—	—	84,228,118
United Kingdom	453,782,477	1,888,715,886	$52,975,321	2,395,473,684
United States	17,906,848,592	266,072,450	—	18,172,921,042
Corporate Bonds	—	3,362,439,010	594,524,102	3,956,963,112
Floating Rate Loan Interests	—	499,213,574	204,366,477	703,580,051
Foreign Agency Obligations	—	3,524,943,134	—	3,524,943,134
U.S. Treasury Obligations	—	2,265,962,631	—	2,265,962,631
Investment Companies	715,427,935	—	—	715,427,935
Preferred Securities	634,665,775	220,744,229	356,419,450	1,211,829,454
Warrants	678,790	18,506,458	—	19,185,248
Short-Term Securities:
Foreign Agency Obligations	—	1,080,297,962	—	1,080,297,962
Money Market Funds	16,864,100	568,354,962	—	585,219,062
Time Deposits	—	11,264,826	—	11,264,826
U.S. Treasury Obligations	—	7,129,019,432	—	7,129,019,432
Options Purchased:
Equity contracts	30,521,810	364,024,086	3,078,496	397,624,392
Interest rate contracts	—	81,805,884	—	81,805,884

See Notes to Consolidated Financial Statements.

BLACKROCK GLOBAL ALLOCATION FUND, INC.	APRIL 30, 2014	23

Consolidated Schedule of Investments (continued)

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of April 30, 2014 (concluded):

	Level 1	Level 2	Level 3	Total
Liabilities:
Investments:
Investments Sold Short	$(149,804,694)	$(30,132,300)	—	$(179,936,994)
Total	$22,867,304,767	$35,488,223,810	$1,211,363,846	$59,566,892,423

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Credit contracts	—	$326,910	—	$326,910
Equity contracts	$1,849,467	1,210,122	—	3,059,589
Foreign currency exchange contracts	—	8,866,502	—	8,866,502
Liabilities:
Equity contracts	(141,811,881)	(136,476,469)	$(8,347,043)	(286,635,393)
Foreign currency exchange contracts	—	(35,430,493)	—	(35,430,493)
Interest rate contracts	—	(22,062,576)	—	(22,062,576)
Total	$(139,962,414)	$(183,566,004)	$(8,347,043)	$(331,875,461)
[1]	Derivative financial instruments are swaps, financial futures contracts, foreign currency exchange contracts, and options written. Swaps, financial futures contracts and foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument and options written are shown at value.

The carrying amount for certain of the Funds’s assets and/or liabilities approximates fair value for financial reporting purposes. As of April 30, 2014, such assets and liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$182,040,735	—	—	$182,040,735
Foreign currency at value	95,204,249	—	—	95,204,249
Cash pledged as collateral for OTC derivatives	3,498,219	—	—	3,498,219
Cash pledged for centrally cleared swaps	10,430,000	—	—	10,430,000
Liabilities:
Cash received as collateral for OTC derivatives	—	$(167,300,000)	—	(167,300,000)
Collateral on securities loaned at value	—	(568,354,962)	—	(568,354,962)
Total	$291,173,203	$(735,654,962)	—	$(444,481,759)

There were no transfers between Level 1 and Level 2 during the six months ended April 30, 2014.
A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Options Purchased	Preferred Securities	Total
Assets:
Opening Balance, as of October 31, 2013	$171,271,025	$540,147,181	$174,031,216	$4,059,164	$62,284,717	$951,793,303
Transfers into Level 3	—	—	37,046,792	—	50,205,185	87,251,977
Transfers out of Level 3	(113,822,232)	—	—	—	—	(113,822,232)
Accrued discounts/premiums	—	94,161	400,231	—	—	494,392
Net realized gain (loss)	—	(360,853)	159,652	(25,415,047)	—	(25,616,248)
Net change in unrealized appreciation/depreciation[2]	(4,473,472)	22,247,204	4,355,111	10,538,117	(115,962)	32,550,998
Purchases	—	63,882,354	—	16,741,174	299,483,451	380,106,979
Sales	—	(31,485,945)	(11,626,525)	(2,844,912)	(55,437,941)	(101,395,323)
Closing Balance, as of April 30, 2014	$52,975,321	$594,524,102	$204,366,477	$3,078,496	$356,419,450	$1,211,363,846
Net change in unrealized appreciation/depreciation on investments still held at April 30, 2014[3]	$(4,473,472)	$22,247,204	$4,355,111	$(13,662,679)	$6,730,814	$15,196,978

[2]	Included in the related net change in unrealized appreciation/depreciation in the Statement of Operations.
[3]	Any difference between Net change in unrealized appreciation/depreciation and Net change in unrealized appreciation/depreciation on investments still held at April 30, 2014 is generally due to investments no longer held or categorized as Level 3 at period end.

See Notes to Consolidated Financial Statements.

24	BLACKROCK GLOBAL ALLOCATION FUND, INC.	APRIL 30, 2014

Consolidated Schedule of Investments (concluded)

The following table is a reconciliation of Level 3 derivative financial instruments for which significant unobservable inputs were used in determining fair value:
Equity Contracts
Liabilities
Opening Balance, as of October 31, 2013	$(8,138,997)
Transfers into Level 3	—
Transfers out of Level 3	—
Accrued discounts/premiums	—
Net realized realized gain	18,778,042
Net change in unrealized appreciation/depreciation[1,2]	(4,537,478)
Purchases	792,411
Issues	—
Sales	(15,241,021)
Settlements	—
Closing Balance, as of April 30, 2014	$(8,347,043)
Net change in unrealized appreciation/depreciation on derivative financial instruments still held at April 30, 2014[2]	$(6,893,372)
[1]	Included in the related net change in unrealized appreciation/depreciation in the Statements of Operations.
[2]	Any difference between Net change in unrealized appreciation/depreciation and Net change in unrealized appreciation/depreciation on derivative financial investments still held at April 30, 2014 is generally due to derivative financial investments no longer held or categorized as Level 3 at period end.
The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information inputs could result in a significantly lower or higher value of such Level 3 investments.

See Notes to Consolidated Financial Statements.

BLACKROCK GLOBAL ALLOCATION FUND, INC.	APRIL 30, 2014	25

Consolidated Statement of Assets and Liabilities

April 30, 2014 (Unaudited)

Assets
Investments at value — unaffiliated (including securities loaned at value of $547,979,079) (cost — $49,321,907,142)	$58,459,266,433
Investments at value — affiliated (cost — $1,441,404,827)	1,287,562,984
Cash	182,040,735
Foreign currency at value (cost — $95,204,219)	95,204,249
Cash pledged as collateral for OTC derivatives	3,498,219
Cash pledged for centrally cleared swaps	10,430,000
Investments sold receivable	603,333,860
Interest receivable	148,423,969
Dividends receivable	109,488,584
Capital shares sold receivable	85,550,555
Unrealized appreciation on forward foreign currency exchange contracts	8,866,502
Variation margin receivable on financial futures contracts	4,228,123
Unrealized appreciation on OTC derivatives	1,210,122
Securities lending income receivable — affiliated	1,043,316
Prepaid expenses	1,321,847
Total assets	61,001,469,498

Liabilities
Collateral on securities loaned at value	568,354,962
Cash received as collateral for OTC derivatives	167,300,000
Investments purchased payable	483,505,340
Capital shares redeemed payable	199,437,206
Investments sold short at value (proceeds — $177,296,390)	179,936,994
Options written at value (premiums received — $236,845,237)	171,333,658
Unrealized depreciation on forward foreign currency exchange contracts	35,430,493
Investment advisory fees payable	32,072,566
Service and distribution fees payable	18,301,328
Variation margin payable on financial futures contracts	14,753,882
Unrealized depreciation on OTC derivatives	3,644,654
Deferred foreign capital gain tax payable	2,683,965
Other affiliates payable	165,180
Officer’s and Directors’ fees payable	144,544
Variation margin payable on centrally cleared swaps	103,373
Dividends on short sales payable	88,451
Swaps payable	8,651
Other accrued expenses payable	17,344,793
Total liabilities	1,894,610,040
Net Assets	$59,106,859,458

Net Assets Consist of
Paid-in capital	$48,164,645,157
Undistributed net investment income	72,942,131
Accumulated net realized gain	1,984,602,028
Net unrealized appreciation/depreciation	8,884,670,142
Net Assets	$59,106,859,458

Net Asset Value
Institutional — Based on net assets of $21,653,525,771 and 1,002,159,397 shares outstanding, 2 billion shares authorized, $0.10	$21.61
Investor A — Based on net assets of $19,314,654,707 and 898,848,201 shares outstanding, 2 billion shares authorized, $0.10 par	$21.49
Investor B — Based on net assets of $411,069,590 and 19,617,122 shares outstanding, 1.5 billion shares authorized, $0.10 par	$20.95
Investor C — Based on net assets of $16,434,083,946 and 827,304,981 shares outstanding, 2 billion shares authorized, $0.10 par	$19.86
Class R — Based on net assets of $1,293,525,444 and 62,469,107 shares outstanding, 2 billion shares authorized, $0.10 par	$20.71

See Notes to Consolidated Financial Statements.

26	BLACKROCK GLOBAL ALLOCATION FUND, INC.	APRIL 30, 2014

Consolidated Statement of Operations
Six Months Ended April 30, 2014 (Unaudited)

Investment Income
Dividends — unaffiliated	$503,989,347
Foreign taxes withheld	(20,495,102)
Interest	235,889,386
Securities lending — affiliated — net	3,567,166
Dividends — affiliated	1,814
Total income	722,952,611

Expenses
Investment advisory	218,284,854
Service — Investor A	23,757,964
Service and distribution — Investor B	2,270,575
Service and distribution — Investor C	81,147,780
Service and distribution — Class R	3,228,286
Transfer agent — Institutional	8,856,049
Transfer agent — Investor A	9,258,111
Transfer agent — Investor B	378,318
Transfer agent — Investor C	7,540,826
Transfer agent — Class R	1,260,198
Accounting services	2,753,691
Custodian	2,549,716
Professional	770,283
Officer and Directors	411,305
Registration	348,874
Printing	269,663
Miscellaneous	360,294
Total expenses excluding dividend expense and stock loan fees	363,446,787
Dividend expense	280,318
Stock loan fees	1,266
Total expenses	363,728,371
Less fees waived by Manager	(25,690,624)
Total expenses after fees waived	338,037,747
Net investment income	384,914,864

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — unaffiliated	2,091,897,525
Investments — affiliated	(311,979)
Financial futures contracts	(40,381,023)
Foreign currency transactions	64,909,251
Options written	135,497,249
Swaps	(17,150,084)
2,234,460,939
Net change in unrealized appreciation/depreciation on:
Investments (including $2,683,965 foreign capital gain tax)	(525,472,321)
Financial futures contracts	(111,430,196)
Foreign currency translations	(28,915,987)
Options written	59,115,752
Swaps	(4,082,730)
Short sales	(3,127,774)
(613,913,256)
Total realized and unrealized gain	1,620,547,683
Net Increase in Net Assets Resulting from Operations	$2,005,462,547

See Notes to Consolidated Financial Statements.

BLACKROCK GLOBAL ALLOCATION FUND, INC.	APRIL 30, 2014	27

Consolidated Statements of Changes in Net Assets
Increase (Decrease) in Net Assets:	Six Months Ended April 30, 2014 (Unaudited)	Year Ended October 31, 2013

Operations
Net investment income	$384,914,864	$523,129,929
Net realized gain	2,234,460,939	3,317,052,848
Net change in unrealized appreciation/depreciation	(613,913,256)	3,114,767,373
Net increase in net assets resulting from operations	2,005,462,547	6,954,950,150

Dividends and Distributions to Shareholders From
Net investment income:
Institutional	(145,675,207)	(281,750,755)[1]
Investor A	(107,019,810)	(211,139,435)[1]
Investor B	(670,196)	(1,820,029)[1]
Investor C	(41,250,259)	(86,255,488)[1]
Class R	(5,386,391)	(11,035,205)[1]
Net realized gain:
Institutional	(922,147,945)	—
Investor A	(832,275,295)	—
Investor B	(21,348,196)	—
Investor C	(767,954,164)	—
Class R	(59,049,961)	—
Decrease in net assets resulting from dividends and distributions to shareholders	(2,902,777,424)	(592,000,912)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	2,209,671,726	(1,529,364,601)

Net Assets
Total increase in net assets	1,312,356,849	4,833,584,637
Beginning of period	57,794,502,609	52,960,917,972
End of period	$59,106,859,458	$57,794,502,609
Undistributed (distributions in excess of) net investment income, end of period	$72,942,131	$(11,970,870)
[1]	Determined in accordance with federal income tax regulations.

See Notes to Consolidated Financial Statements.

28	BLACKROCK GLOBAL ALLOCATION FUND, INC.	APRIL 30, 2014

Consolidated Financial Highlights
	Institutional
	Six Months Ended April 30, 2014		Year Ended October 31,
	(Unaudited)		2013	2012	2011	2010	2009

Per Share Operating Performance
Net asset value, beginning of period	$21.95		$19.54	$19.16	$19.07	$17.42	$15.20
Net investment income[1]	0.18		0.28	0.31	0.38	0.33	0.35
Net realized and unrealized gain	0.59		2.43	0.64	0.08[2]	1.65[2]	2.61[2]
Net increase from investment operations	0.77		2.71	0.95	0.46	1.98	2.96
Dividends and distributions from:
Net investment income	(0.15)		(0.30)[3]	(0.38)[3]	(0.37)[3]	(0.33)[3]	(0.74)[3]
Net realized gain	(0.96)		—	(0.19)[3]	—	—	—
Total dividends and distributions	(1.11)		(0.30)	(0.57)	(0.37)	(0.33)	(0.74)
Net asset value, end of period	$21.61		$21.95	$19.54	$19.16	$19.07	$17.42

Total Investment Return[4]
Based on net asset value	3.71%	[5]	13.97%	5.20%	2.39%	11.54%	20.43%

Ratios to Average Net Assets
Total expenses	0.86%	[6]	0.87%	0.87%	0.87%	0.88%	0.91%
Total expenses after fees waived	0.77%	[6]	0.78%	0.79%	0.78%	0.81%	0.87%
Total expenses after fees waived and excluding interest expense, dividend expense and stock loan fees	0.77%	[6]	0.78%	0.79%	0.78%	0.81%	0.85%
Net investment income	1.71%	[6]	1.35%	1.61%	1.92%	1.83%	2.26%

Supplemental Data
Net assets, end of period (000)	$21,653,526		$20,968,279	$18,657,773	$16,879,389	$12,894,088	$8,066,571
Portfolio turnover	40%		50%	39%	31%	29%	33%
[1]	Based on average shares outstanding.
[2]	Includes a redemption fee, which is less than $0.01 per share.
[3]	Determined in accordance with federal income tax regulations.
[4]	Where applicable, assumes the reinvestment of dividends and distributions.
[5]	Aggregate total investment return.
[6]	Annualized.

See Notes to Consolidated Financial Statements.

BLACKROCK GLOBAL ALLOCATION FUND, INC.	APRIL 30, 2014	29

Consolidated Financial Highlights (continued)
	Investor A
	Six Months Ended April 30, 2014		Year Ended October 31,
	(Unaudited)		2013	2012	2011	2010	2009

Per Share Operating Performance
Net asset value, beginning of period	$21.83		$19.44	$19.06	$18.97	$17.34	$15.13
Net investment income[1]	0.15		0.22	0.25	0.32	0.28	0.31
Net realized and unrealized gain	0.59		2.41	0.65	0.09[2]	1.64[2]	2.60[2]
Net increase from investment operations	0.74		2.63	0.90	0.41	1.92	2.91
Dividends and distributions from:
Net investment income	(0.12)		(0.24)[3]	(0.33)[3]	(0.32)[3]	(0.29)[3]	(0.70)[3]
Net realized gain	(0.96)		—	(0.19)[3]	—	—	—
Total dividends and distributions	(1.08)		(0.24)	(0.52)	(0.32)	(0.29)	(0.70)
Net asset value, end of period	$21.49		$21.83	$19.44	$19.06	$18.97	$17.34

Total Investment Return[4]
Based on net asset value	3.59%	[5]	13.63%	4.92%	2.13%	11.20%	20.14%

Ratios to Average Net Assets
Total expenses	1.12%	[6]	1.13%	1.15%	1.14%	1.15%	1.18%
Total expenses after fees waived	1.04%	[6]	1.05%	1.07%	1.06%	1.08%	1.13%
Total expenses after fees waived and excluding interest expense, dividend expense and stock loan fees	1.04%	[6]	1.05%	1.07%	1.06%	1.08%	1.12%
Net investment income	1.45%	[6]	1.08%	1.33%	1.63%	1.56%	2.00%

Supplemental Data
Net assets, end of period (000)	$19,314,655		$18,858,846	$17,292,587	$17,638,914	$15,724,095	$11,844,981
Portfolio turnover	40%		50%	39%	31%	29%	33%
[1]	Based on average shares outstanding.
[2]	Includes a redemption fee, which is less than $0.01 per share.
[3]	Determined in accordance with federal income tax regulations.
[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.
[5]	Aggregate total investment return.
[6]	Annualized.

See Notes to Consolidated Financial Statements.

30	BLACKROCK GLOBAL ALLOCATION FUND, INC.	APRIL 30, 2014

Consolidated Financial Highlights (continued)
	Investor B
	Six Months Ended April 30, 2014		Year Ended October 31,
	(Unaudited)		2013	2012	2011	2010	2009

Per Share Operating Performance
Net asset value, beginning of period	$21.31		$18.96	$18.57	$18.49	$16.91	$14.76
Net investment income[1]	0.06		0.06	0.09	0.10	0.13	0.18
Net realized and unrealized gain	0.57		2.35	0.65	0.14[2]	1.61[2]	2.53[2]
Net increase from investment operations	0.63		2.41	0.74	0.24	1.74	2.71
Dividends and distributions from:
Net investment income	(0.03)		(0.06)[3]	(0.16)[3]	(0.16)[3]	(0.16)[3]	(0.56)[3]
Net realized gain	(0.96)		—	(0.19)[3]	—	—	—
Total dividends and distributions	(0.99)		(0.06)	(0.35)	(0.16)	(0.16)	(0.56)
Net asset value, end of period	$20.95		$21.31	$18.96	$18.57	$18.49	$16.91

Total Investment Return[4]
Based on net asset value	3.11%	[5]	12.75%	4.10%	1.25%	10.35%	19.15%

Ratios to Average Net Assets
Total expenses	1.94%	[6]	1.95%	1.95%	1.97%	1.96%	2.00%
Total expenses after fees waived	1.86%	[6]	1.86%	1.86%	1.87%	1.89%	1.95%
Total expenses after fees waived and excluding interest expense, dividend expense and stock loan fees	1.86%	[6]	1.86%	1.86%	1.87%	1.89%	1.94%
Net investment income	0.59%	[6]	0.28%	0.51%	0.50%	0.74%	1.17%

Supplemental Data
Net assets, end of period (000)	$411,070		$500,197	$660,370	$930,028	$1,209,744	$1,442,397
Portfolio turnover	40%		50%	39%	31%	29%	33%
[1]	Based on average shares outstanding.
[2]	Includes a redemption fee, which is less than $0.01 per share.
[3]	Determined in accordance with federal income tax regulations.
[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.
[5]	Aggregate total investment return.
[6]	Annualized.

See Notes to Consolidated Financial Statements.

BLACKROCK GLOBAL ALLOCATION FUND, INC.	APRIL 30, 2014	31

Consolidated Financial Highlights (continued)
	Investor C
	Six Months Ended April 30, 2014		Year Ended October 31,
	(Unaudited)		2013	2012	2011	2010	2009

Per Share Operating Performance
Net asset value, beginning of period	$20.27		$18.06	$17.75	$17.70	$16.21	$14.19
Net investment income[1]	0.07		0.06	0.10	0.16	0.13	0.18
Net realized and unrealized gain	0.53		2.26	0.59	0.08 [2]	1.54 [2]	2.43 [2]
Net increase from investment operations	0.60		2.32	0.69	0.24	1.67	2.61
Dividends and distributions from:
Net investment income	(0.05)		(0.11)[3]	(0.19)[3]	(0.19)[3]	(0.18)[3]	(0.59)[3]
Net realized gain	(0.96)		—	(0.19)[3]	—	—	—
Total dividends and distributions	(1.01)		(0.11)	(0.38)	(0.19)	(0.18)	(0.59)
Net asset value, end of period	$19.86		$20.27	$18.06	$17.75	$17.70	$16.21

Total Investment Return[4]
Based on net asset value	3.13%	[5]	12.86%	4.08%	1.34%	10.37%	19.24%

Ratios to Average Net Assets
Total expenses	1.87%	[6]	1.88%	1.90%	1.90%	1.91%	1.94%
Total expenses after fees waived	1.78%	[6]	1.80%	1.82%	1.81%	1.84%	1.89%
Total expenses after fees waived and excluding interest expense, dividend expense and stock loan fees	1.78%	[6]	1.80%	1.82%	1.81%	1.84%	1.88%
Net investment income	0.70%	[6]	0.33%	0.58%	0.89%	0.81%	1.23%

Supplemental Data
Net assets, end of period (000)	$16,434,084		$16,170,658	$15,179,009	$15,853,615	$14,921,531	$11,251,502
Portfolio turnover	40%		50%	39%	31%	29%	33%
[1]	Based on average shares outstanding.
[2]	Includes a redemption fee, which is less than $0.01 per share.
[3]	Determined in accordance with federal income tax regulations.
[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.
[5]	Aggregate total investment return.
[6]	Annualized.

See Notes to Consolidated Financial Statements.

32	BLACKROCK GLOBAL ALLOCATION FUND, INC.	APRIL 30, 2014

Consolidated Financial Highlights (concluded)
	Class R
	Six Months Ended April 30, 2014		Year Ended October 31,
	(Unaudited)		2013	2012	2011	2010	2009

Per Share Operating Performance
Net asset value, beginning of period	$21.08		$18.78	$18.44	$18.36	$16.80	$14.69
Net investment income[1]	0.11		0.15	0.18	0.21	0.21	0.25
Net realized and unrealized gain	0.57		2.33	0.62	0.13 [2]	1.59 [2]	2.51 [2]
Net increase (decrease) from investment operations	0.68		2.48	0.80	0.34	1.80	2.76
Dividends and distributions from:
Net investment income	(0.09)		(0.18)[3]	(0.27)[3]	(0.26)[3]	(0.24)[3]	(0.65)[3]
Net realized gain	(0.96)		—	(0.19)[3]	—	—	—
Total dividends and distributions	(1.05)		(0.18)	(0.46)	(0.26)	(0.24)	(0.65)
Net asset value, end of period	$20.71		$21.08	$18.78	$18.44	$18.36	$16.80

Total Investment Return[4]
Based on net asset value	3.39%	[5]	13.26%	4.52%	1.84%	10.83%	19.67%

Ratios to Average Net Assets
Total expenses	1.47%	[6]	1.48%	1.51%	1.47%	1.49%	1.54%
Total expenses after fees waived	1.38%	[6]	1.39%	1.43%	1.38%	1.42%	1.49%
Total expenses after fees waived and excluding interest expense, dividend expense and stock loan fees	1.38%	[6]	1.39%	1.43%	1.38%	1.42%	1.48%
Net investment income	1.09%	[6]	0.74%	0.97%	1.11%	1.22%	1.65%

Supplemental Data
Net assets, end of period (000)	$1,293,525		$1,296,522	$1,171,179	$1,077,174	$926,471	$576,189
Portfolio turnover	40%		50%	39%	31%	29%	33%
[1]	Based on average shares outstanding.
[2]	Includes a redemption fee, which is less than $0.01 per share.
[3]	Determined in accordance with federal income tax regulations.
[4]	Where applicable, assumes the reinvestment of dividends and distributions.
[5]	Aggregate total investment return.
[6]	Annualized.

See Notes to Consolidated Financial Statements.

BLACKROCK GLOBAL ALLOCATION FUND, INC.	APRIL 30, 2014	33

Notes to Consolidated Financial Statements (Unaudited)

1. Organization:

BlackRock Global Allocation Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Fund is organized as a Maryland Corporation. The Fund offers multiple classes of shares. Institutional Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are generally sold with an initial sales charge, but may be subject to a CDSC for certain redemptions where no initial sales charge was paid at the time of purchase. Investor B and Investor C Shares may be subject to a CDSC. Class R Shares are sold without a sales charge and only to certain employer-sponsored retirement plans. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that Investor A, Investor B, Investor C and Class R Shares bear certain expenses related to the shareholder servicing of such shares, and Investor B, Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Investor B Shares automatically convert to Investor A Shares after approximately eight years. Investor B Shares are only available through exchanges and dividend reinvestments by existing shareholders and for purchase by certain employer-sponsored retirement plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A distribution and service plan).

The Fund, together with certain other registered investment companies advised by the Manager or its affiliates, is included in a complex of open-end funds referred to as the Equity-Bond Complex.

Basis of Consolidation: The accompanying consolidated financial statements include the accounts of BlackRock Cayman Global Allocation Fund I, Ltd. (the “Subsidiary”), which is a wholly owned subsidiary of the Fund and primarily invests in commodity-related instruments and other derivatives. The Subsidiary enables the Fund to hold these commodity-related instruments and other derivatives and satisfy regulated investment company tax requirements. The Fund may invest up to 25% of its total assets in the Subsidiary. Intercompany accounts and transactions, if any, have been eliminated. The Subsidiary is subject to the same investment policies and restrictions that apply to the Fund, except that the Subsidiary may invest without limitation in commodity-related instruments.

2. Significant Accounting Policies:

The Fund’s consolidated financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the consolidated financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund:

Valuation: U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair value of its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Directors of the Fund (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Fund for all financial instruments.

Equity investments traded on a recognized securities exchange or the NASDAQ Stock Market (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price.

The Fund values its bond investments on the basis of last available bid prices or current market quotations provided by dealers or pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche. Financial futures contracts traded on exchanges are valued at their last sale price. Swap agreements are valued utilizing quotes received daily by the Fund’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Certain centrally cleared swaps are valued at the price determined by the relevant exchange or clearinghouse. Investments in open-end registered investment companies are valued at NAV each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

34	BLACKROCK GLOBAL ALLOCATION FUND, INC.	APRIL 30, 2014

Notes to Consolidated Financial Statements (continued)

Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and swaptions are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

The Fund values its investments in BlackRock Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Fund may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

In the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement, which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and is adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Fund’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net assets. If events (e.g., a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Assets and valued at their fair value, as determined in good faith by the Global Valuation Committee, or its delegate, using a pricing service and/or policies approved by the Board. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and OTC options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Foreign Currency: The Fund’s books and records are maintained in U.S. dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because that currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency

BLACKROCK GLOBAL ALLOCATION FUND, INC.	APRIL 30, 2014	35

Notes to Consolidated Financial Statements (continued)

exchange rates on investments are not segregated in the Consolidated Statement of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., dollar rolls, financial futures contracts, forward foreign currency exchange contracts, options written, swaps, short sales and structured options), that would be “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid securities having a market value at least equal to the amount of the Fund’s future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends and distributions paid by the Fund are recorded on the ex-dividend date. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Net income and realized gains from investments held by the Subsidiary are treated as ordinary income for tax purposes. Accordingly, the net investment income (loss) and realized gains (losses) reported in the Fund’s financial statements presented under U.S. GAAP for such investments held by the Subsidiary may differ significantly from income dividends and capital gain distributions. As such, any net gain will pass through to the Fund as ordinary income for federal income tax purposes. If a net loss is realized by the Subsidiary in any taxable year, the loss will generally not be available to offset the Fund’s ordinary income and/or capital gains for that year.

Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns remains open each of the four years ended October 31, 2013. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund’s facts and circumstances and does not believe there are any uncertain tax positions that require recognition of a tax liability.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses pro rated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Consolidated Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Inflation-Indexed Bonds: The Fund may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income in the Consolidated Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

36	BLACKROCK GLOBAL ALLOCATION FUND, INC.	APRIL 30, 2014

Notes to Consolidated Financial Statements (continued)

Zero-Coupon Bonds: The Fund may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Capital Trusts and Trust Preferred Securities: The Fund may invest in capital trusts and/or trust preferred securities. These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation will pay interest to the trust, which will then be distributed to holders of the trust preferred securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Preferred Stock: The Fund may invest in preferred stock. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Floating Rate Loan Interests: The Fund may invest in floating rate loan interests. The floating rate loan interests held by the Fund are typically issued to companies (the “borrower”) by banks, other financial institutions, and privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. The Fund considers these investments to be investments in debt securities for purposes of its investment policies.

When the Fund purchases a floating rate loan interest it may receive a facility fee and when it sells a floating rate loan interest it may pay a facility fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by the Fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. The Fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. The Fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in the Fund having a contractual relationship only with the lender, not with the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the Participation. The Fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, the Fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement.

BLACKROCK GLOBAL ALLOCATION FUND, INC.	APRIL 30, 2014	37

Notes to Consolidated Financial Statements (continued)

Forward Commitments and When-Issued Delayed Delivery Securities: The Fund may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Fund may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Fund may be required to pay more at settlement than the security is worth. In addition, the Fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Fund’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions, which is shown in the Consolidated Schedule of Investments.

Short Sales: The Fund may enter into short sale transactions in which the Fund sells a security it does not hold in anticipation of a decline in the market price of that security. When the Fund makes a short sale, it will borrow the security sold short and deliver the security to the counterparty to which it sold the security short. An amount equal to the proceeds received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Fund is required to repay the counterparty any dividends received on the security sold short, which is shown as dividend expense in the Consolidated Statement of Operations. The Fund may pay a fee on the assets borrowed from the counterparty, which is shown as stock loan fees in the Consolidated Statement of Operations. The Fund maintains a segregated account of securities or deposits cash with the broker-dealer as collateral for the short sales. The Fund may receive interest on the cash collateral deposited with the broker-dealer. The Fund is exposed to market risk based on the amount, if any, that the market value of the security increases beyond the market value at which the position was sold. Thus, a short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. The short sale of securities involves the possibility of a theoretically unlimited loss since there is a theoretically unlimited potential for the market price of the security sold short to increase. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited as to the dollar amount, will be recognized upon the termination of a short sale if the market price is either less than or greater than the proceeds originally received. There is no assurance the Fund will be able to close out a short position at a particular time or at an acceptable price.

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund on the next business day. During the term of the loan, the Fund earns dividend or interest income on the securities loaned but does not receive interest income on the securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of securities on loan and the value of the related collateral are shown separately in the Consolidated Statement of Assets and Liabilities as a component of investments at value, and collateral on securities loaned at value, respectively. As of April 30, 2014, any securities on loan were collateralized by cash. The cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Consolidated Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

38	BLACKROCK GLOBAL ALLOCATION FUND, INC.	APRIL 30, 2014

Notes to Consolidated Financial Statements (continued)

The following table is a summary of the Fund’s securities lending agreements by counterparty which are subject to offset under an MSLA as of April 30, 2014:

Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Barclays Capital, Inc.	$33,917,520	$(33,917,520)	—
BNP Paribas Prime Brokerage, Inc.	25,126,063	(25,126,063)	—
Citigroup Global Markets, Inc.	160,523,763	(160,523,763)	—
Credit Suisse Securities (USA) LLC	42,764,133	(42,764,133)	—
Deutsche Bank Securities, Inc.	8,268,504	(8,268,504)	—
Goldman Sachs & Co.	73,943,903	(73,943,903)	—
JP Morgan Clearing Corp.	47,719,328	(47,719,328)	—
Merrill Lynch, Pierce, Fenner & Smith, Inc.	27,651,689	(27,651,689)	—
Morgan Stanley & Co. LLC	111,638,378	(111,638,378)	—
National Financial Services LLC	3,520,030	(3,520,030)	—
UBS Securities LLC	12,905,768	(12,905,768)	—
Total	$547,979,079	$(547,979,079)	—
[1]	Collateral with a value of $568,354,962 has been received in connection with securities lending agreements. Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities lent. The Fund could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

4. Derivative Financial Instruments:

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to economically hedge its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk. These contracts may be transacted on an exchange or OTC.

Financial Futures Contracts: The Fund purchases and/or sells financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in the value of equity securities (equity risk). Financial futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date.

Upon entering into a financial futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Securities deposited as initial margin are designated on the Consolidated Schedule of Investments and cash deposited, if any, is recorded on the Consolidated Statement of Assets and Liabilities as cash pledged for financial futures contracts. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin. Variation margin is recorded by the Fund as unrealized appreciation or depreciation and, if applicable, as a receivable or payable for variation margin in the Consolidated Statement of Assets and Liabilities.

When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

Forward Foreign Currency Exchange Contracts: The Fund enters into forward foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to, or hedge exposure away from, foreign currencies (foreign currency exchange rate risk). A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Forward foreign currency exchange contracts, when used by the Fund, help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of forward foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

Options: The Fund purchases and writes call and put options to increase or decrease its exposure to underlying instruments (including equity risk, interest rate risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised), the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the

BLACKROCK GLOBAL ALLOCATION FUND, INC.	APRIL 30, 2014	39

Notes to Consolidated Financial Statements (continued)

option period. When the Fund purchases (writes) an option, an amount equal to the premium paid (received) by the Fund is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Fund writes a call option, such option is “covered,” meaning that the Fund holds the underlying instrument subject to being called by the option counterparty. When the Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

Options on swaps (swaptions) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

The Fund also purchases or sells listed or OTC foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies (foreign currency exchange rate risk). When foreign currency is purchased or sold through an exercise of a foreign currency option, the related premium paid (or received) is added to (or deducted from) the basis of the foreign currency acquired or deducted from (or added to) the proceeds of the foreign currency sold (receipts from the foreign currency purchased). Such transactions may be effected with respect to hedges on non-U.S. dollar denominated instruments owned by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Fund purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

Swaps: The Fund enters into swap agreements in which the Fund and counterparty agree either to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”). Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation).

For OTC swaps, any upfront premiums paid are recorded as assets and any upfront fees received are recorded as liabilities and are shown as swap premiums paid and swap premiums received, respectively, in the Consolidated Statement of Assets and Liabilities and amortized over the term of the OTC swap. Payments received or made by the Fund for OTC swaps are recorded in the Consolidated Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contracts is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the Consolidated Schedule of Investments and cash deposited is recorded on the Consolidated Statement of Assets and Liabilities as cash pledged for centrally cleared swaps. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Consolidated Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gain (loss) in the Consolidated Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

•	Credit default swaps — The Fund enters into credit default swaps to manage their exposure to the market or certain sectors of the market, to reduce their risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed (credit risk). The Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a guarantee from the protection seller to make a specific payment should a negative credit event take place with respect to the
40	BLACKROCK GLOBAL ALLOCATION FUND, INC.	APRIL 30, 2014

Notes to Consolidated Financial Statements (continued)
referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occur. As a buyer, if an underlying credit event occurs, the Fund will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.
•	Total return swaps — The Fund enters into total return swaps to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk). Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty.
•	Interest rate swaps — The Fund enters into interest rate swaps to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds, which may decrease when interest rates rise (interest rate risk). Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Interest rate floors, which are a type of interest rate swap, are agreements in which one party agrees to make payments to the other party to the extent that interest rates fall below a specified rate or floor in return for a premium. In more complex swaps, the notional principal amount may decline (or amortize) over time.
•	Forward Swaps — The Fund may enter into forward interest rate swaps and forward total return swaps. In a forward swap, the Fund and the counterparty agree to make either periodic net payments beginning on a specified future effective date or a net payment at termination, unless terminated earlier.

The following is a summary of the Fund’s derivative financial instruments categorized by risk exposure:

Fair Values of Derivative Financial Instruments as of April 30, 2014
	Derivatives Asset		Derivatives Liability

	Consolidated Statement of Assets and Liabilities Location	Value	Consolidated Statement of Assets and Liabilities Location	Value
Interest rate contracts	Net unrealized appreciation/depreciation[1]; Unrealized appreciation on OTC swaps[1]; Investments at value — unaffiliated[2]	$81,805,884	Net unrealized appreciation /depreciation; Unrealized depreciation on OTC swaps	$22,062,576
Foreign currency exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts; Unrealized appreciation on OTC swaps[1]	8,866,502	Unrealized depreciation on forward foreign currency exchange contracts; Unrealized appreciation on OTC swaps	35,430,493
Credit contracts	Unrealized appreciation on OTC swaps[1]; Swap premiums paid	326,910		—
Equity contracts	Net unrealized appreciation/depreciation[1]; Unrealized appreciation on OTC swaps[1]; Investments at value — unaffiliated[2]	400,683,981	Net unrealized appreciation/depreciation[1]; Unrealized appreciation on OTC swaps; Options written at value	286,635,393

Total		$491,683,277		$344,128,462
[1]	Includes cumulative appreciation/depreciation on financial futures contracts and centrally cleared swaps, if any, as reported in the Consolidated Schedule of Investments. Only current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.
[2]	Includes options purchased at value as reported in the Consolidated Schedule of Investments.
BLACKROCK GLOBAL ALLOCATION FUND, INC.	APRIL 30, 2014	41

Notes to Consolidated Financial Statements (continued)

The Effect of Derivative Financial Instruments in the Consolidated Statement of Operations Six months ended April 30, 2014
	Net Realized Gain (Loss) From
	Financial Futures Contracts	Swaps	Options[1]	Foreign Currency Transactions
Interest rate contracts	—	$4,864,786	$(398,098)	—
Foreign currency exchange contracts	—	—	(13,131,343)	$65,396,152
Credit contracts	—	(8,952,872)	—	—
Equity contracts	$(40,381,023)	(13,061,998)	(138,184,100)	—
Total	$(40,381,023)	$(17,150,084)	$(151,713,541)	$ 65,396,152

	Net Change in Unrealized Appreciation/Depreciation on
	Financial Futures Contracts	Swaps	Options[3]	Foreign Currency Translations
Interest rate contracts	—	$719,959	$(10,289,402)	—
Foreign currency exchange contracts	—	—	7,272,744	$(29,681,615)
Credit contracts	—	(886,457)	—	—
Equity contracts	$(111,430,196)	(3,916,232)	193,732,843	—
Total	$(111,430,196)	$(4,082,730)	$190,716,185	$(29,681,615)
[1]	Options purchased are included in the net realized gain (loss) from investments and net change in unrealized appreciation/depreciation on investments.

For the six months ended April 30, 2014, the average quarterly balances of outstanding derivative financial instruments were as follows:

Financial futures contracts:
Average number of contracts purchased	2,206
Average number of contracts sold	69,765
Average notional value of contracts purchased	$154,137,991
Average notional value of contracts sold	$4,493,104,195
Foreign currency exchange contracts:
Average number of contracts — USD purchased	54
Average number of contracts — USD sold	4
Average US dollar amounts purchased	$5,801,128,164
Average US dollar amounts sold	$518,004,465
Options:
Average number of option contracts purchased	193,618,367
Average number of option contracts written	88,731,124
Average notional value of option contracts purchased	$10,229,304,698
Average notional value of option contracts written	$7,388,968,608
Average number of swaption contracts purchased	7
Average number of swaption contracts written	4
Average notional value of swaption contracts purchased	$9,040,879,143
Average notional value of swaption contracts written	$4,608,421,926
Credit default swaps:
Average number of contracts — buy protection	1
Average notional value — buy protection	$257,427,407
Interest rate swaps:
Average number of contracts — pays fixed rate	1
Average number of contracts — receives fixed rate	4
Average notional value — pays fixed rate	$155,377,991
Average notional value — receives fixed rate	$2,264,237,481
Total return swaps:
Average number of contracts	6
Average notional value	$330,888,458

Counterparty Credit Risk: A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by such Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by such Fund should the counterparty fails to perform under the contracts. Options written by the Fund does not typically give rise to counterparty credit risk, as options written generally obligate the Fund, and not the counterparty, to perform.

With exchange-traded purchased options and futures and centrally cleared swaps, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own

42	BLACKROCK GLOBAL ALLOCATION FUND, INC.	APRIL 30, 2014

Notes to Consolidated Financial Statements (continued)

assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Consolidated Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Schedule of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $500,000) before a transfer is required, which is determined at the close of business of the Fund and any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the Fund and counterparties are not permitted to sell, re-pledge or use the collateral they receive. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting agreements, if any, in the Consolidated Statement of Assets and Liabilities.

At April 30, 2014, the Fund’s derivative assets and liabilities (by type) are as follows:

	Assets		Liabilities
Derivative Financial Instruments:
Financial futures contracts	$4,228,123		$14,753,882
Forward foreign currency exchange contracts	8,866,502		35,430,493
Options	479,430,276	[1]	171,333,658
Swaps — Centrally cleared	—		103,373
Swaps — OTC[2]	1,210,122		3,644,654
Total derivative assets and liabilities in the Consolidated Statement of Assets and Liabilities	493,735,023		225,266,060
Derivatives not subject to an Master Netting Agreement or similar agreement (“MNA”)	(34,749,933)		(22,949,479)
Total derivative assets and liabilities subject to an MNA	$458,985,090		$202,316,581
[1]	Includes options purchased at value which is included in Investments at value — unaffiliated in the Consolidated Statement of Assets and Liabilities and reported in the Consolidated Schedule of Investments.
[2]	Includes unrealized appreciation/depreciation on OTC swaps and swap premiums paid/received in the Consolidated Statement of Assets and Liabilities.
BLACKROCK GLOBAL ALLOCATION FUND, INC.	APRIL 30, 2014	43

Notes to Consolidated Financial Statements (continued)

The following table presents the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund as of April 30, 2014:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received[2]	Cash Collateral Received[2]	Net Amount of Derivative Assets[3]
Bank of America N.A.	$25,407,559	$(17,878,987)	$(7,528,572)	—	—
BNP Paribas S.A.	3,644,298	(3,644,298)	—	—	—
Citibank N.A.	57,320,363	(36,557,811)	(19,426,242)	—	$1,336,310
Credit Suisse International	17,874,440	(7,177,182)	(10,697,258)	—	—
Deutsche Bank AG	157,485,808	(31,137,747)	—	$(95,400,000)	30,948,061
Goldman Sachs International	157,946,127	(53,284,463)	(25,201,783)	(67,700,000)	11,759,881
HSBC Bank USA N.A.	489,288	(489,288)	—	—	—
JPMorgan Chase Bank N.A.	16,512,442	(15,207,370)	—	(1,305,072)	—
Morgan Stanley & Co. International PLC	15,739,304	(11,278,627)	—	—	4,460,677
Morgan Stanley Capital Services LLC	45,745	(45,745)	—	—	—
UBS AG	6,519,716	(6,519,716)	—	—	—
Total	$458,985,090	$(183,221,234)	$(62,853,855)	$(164,405,072)	$48,504,929

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged[4]	Cash Collateral Pledged[4]	Net Amount of Derivative Liabilities[5]
Bank of America N.A.	$17,878,987	$(17,878,987)	—	—	—
Barclays Bank PLC	2,977,902	—	—	—	$2,977,902
BNP Paribas S.A.	8,215,953	(3,644,298)	—	$(2,270,000)	2,301,655
Brown Brothers Harriman & Co.	62,155	—	—	—	62,155
Citibank N.A.	36,557,811	(36,557,811)	—	—	—
Credit Suisse International	7,177,182	(7,177,182)	—	—	—
Deutsche Bank AG	31,137,747	(31,137,747)	—	—	—
Goldman Sachs International	53,284,463	(53,284,463)	—	—	—
HSBC Bank USA N.A.	1,794,015	(489,288)	—	—	1,304,727
JPMorgan Chase Bank N.A.	15,207,370	(15,207,370)	—	—	—
Morgan Stanley & Co. International PLC	11,278,627	(11,278,627)	—	—	—
Morgan Stanley Capital Services LLC	5,548,669	(45,745)	—	—	5,502,924
UBS AG	11,195,700	(6,519,716)	$(2,585,496)	—	2,090,488
Total	$202,316,581	$(183,221,234)	$(2,585,496)	$(2,270,000)	$14,239,851
[1]	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
[2]	Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.
[3]	Net amount represents the net amount receivable from the counterparty in the event of default.
[4]	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.
[5]	Net amount represents the net amount payable due to the counterparty in the event of default.

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, BlackRock.

The Fund entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee at an annual rate of 0.75% of the Fund’s average daily net assets.

The Manager voluntarily agreed to waive a portion of its fees payable by the Fund, which is included in fees waived by Manager in the Consolidated Statement of Operations. Such fee was reduced for average daily net assets as follows:

In excess of $10 Billion, but not exceeding $15 Billion	0.69%
In excess of $15 Billion, but not exceeding $20 Billion	0.68%
In excess of $20 Billion, but not exceeding $25 Billion	0.67%
In excess of $25 Billion, but not exceeding $30 Billion	0.65%
In excess of $30 Billion, but not exceeding $40 Billion	0.63%
In excess of $40 Billion, but not exceeding $60 Billion	0.62%
In excess of $60 Billion, but not exceeding $80 Billion	0.61%
Greater than $80 Billion	0.60%
44	BLACKROCK GLOBAL ALLOCATION FUND, INC.	APRIL 30, 2014

Notes to Consolidated Financial Statements (continued)

For the six months ended April 30, 2014, the Manager waived $25,686,726, which is included in fees waived by Manager in the Consolidated Statement of Operations. This voluntary waiver may be reduced or discontinued at any time without notice.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Fund’s investment in other affiliated investment companies, if any. This amount is included in fees waived by Manager in the Consolidated Statement of Operations. For the six months ended April 30, 2014, the amount waived was $3,898.

The Manager provides investment management and other services to the Subsidiary. The Manager does not receive separate compensation from the Subsidiary for providing investment management or administrative services. However, the Fund pays the Manager based on the Fund’s net assets, which includes the assets of the Subsidiary.

The Manager entered into a sub-advisory agreement with BlackRock Investment Management, LLC (“BIM”) an affiliate of the Manager. The Manager pays BIM, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager.

For the six months ended April 30, 2014, the Fund reimbursed the Manager $274,585 for certain accounting services, which is included in accounting services in the Consolidated Statement of Operations.

The Fund entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of the Fund as follows:

	Service Fee	Distribution Fee
Investor A	0.25%	—
Investor B	0.25%	0.75%
Investor C	0.25%	0.75%
Class R	0.25%	0.25%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Investor A, Investor B, Investor C and Class R shareholders.

For the six months ended April 30, 2014, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares, which totaled $1,310,232.

For the six months ended April 30, 2014, affiliates received CDSCs as follows:

Investor A	$80,541
Investor B	$124,918
Investor C	$618,479

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Fund, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the six months ended April 30, 2014, the Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Consolidated Statement of Operations:

Institutional	$33,482
Investor A	$140,332
Investor B	$6,715
Investor C	$106,767
Class R	$8,200

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment advisor to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement effective February 1, 2014, the Fund retains 70% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

BLACKROCK GLOBAL ALLOCATION FUND, INC.	APRIL 30, 2014	45

Notes to Consolidated Financial Statements (continued)

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in a calendar year exceeds the aggregate securities lending income earned across the Equity-Bond Complex in the calendar year 2013, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income as follows: 75% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

Prior to February 1, 2014, the Fund retained 65% of securities lending income and paid a fee to BIM equal to 35% of such income. The share of securities lending income earned by the Fund is shown as securities lending — affiliated — net in the Consolidated Statement of Operations. For the six months ended April 30, 2014, the Fund paid BIM $1,637,729 for securities lending agent services.

Certain officers and/or directors of the Fund are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Fund’s Chief Compliance Officer, which is included in officer and directors in the Consolidated Statement of Operations.

The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is solely due to having a common investment adviser, common officers, or common trustees. For the six months ended April 30, 2014, the purchase and sale transactions with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were $16,252,614 and $85,858,171, respectively.

6. Purchases and Sales:

Purchases and sales of investments including paydowns and mortgage dollar rolls and excluding short-term securities and U.S. government securities for the six months ended April 30, 2014, were $20,509,964,848 and $20,352,399,498, respectively.

Purchases and sales of U.S. government securities for the Fund for the six months ended April 30, 2014, were $3,282,927,175 and $3,590,597,936, respectively.

Transactions in options written for the six months ended April 30, 2014, were as follows:

	Calls
	Contracts	Notional (000)[1]	Premiums Received
Outstanding options, beginning of period	2,522,510	—	$36,692,325
Options written	93,005,342	3,029,522,665	143,340,541
Options exercised	(1,218,463)	—	(10,996,617)
Options expired	(4,465,677)	—	(14,653,976)
Options closed	(23,097,628)	—	(64,877,238)
Outstanding options, end of period	66,746,084	3,029,522,665	$89,505,035

	Puts
	Contracts	Notional (000)[1]	Premiums Received
Outstanding options, beginning of period	48,637,232	—	$60,418,751
Options written	101,416,653	8,089,082,151	295,810,151
Options exercised	(12,310)	—	(6,317,937)
Options expired	(8,068,786)	—	(25,554,377)
Options closed	(67,504,214)	(6,621,002,217)	(177,016,386)
Outstanding options, end of period	74,468,575	1,468,079,934	$147,340,202
[1]	Amount shown is in the currency in which the transaction was denominated.

As of April 30, 2014, the value of portfolio securities subject to covered call options written was $1,863,531,382.

7. Income Tax Information:

As of April 30, 2014 gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$51,095,330,145
Gross unrealized appreciation	$10,259,942,768
Gross unrealized depreciation	(1,608,443,496)
Net unrealized appreciation	$8,651,499,272

8. Bank Borrowings:

The Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $1.1 billion credit agreement with a group of lenders, under which the Fund may borrow to fund shareholder redemptions. The agreement expires in April 2015. Excluding commitments designated for a certain individual fund, other Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $650 million, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.06% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. Participating Funds paid administration and arrangement fees which, along with

46	BLACKROCK GLOBAL ALLOCATION FUND, INC.	APRIL 30, 2014

Notes to Consolidated Financial Statements (continued)

commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. The Fund did not borrow under the credit agreement during the six months ended April 30, 2014.

9. Concentration, Market and Credit Risk:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes has the financial resources to honor its obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by its value recorded in the Consolidated Statement of Assets and Liabilities, less any collateral held by the Fund.

The Fund invests a substantial amount of its assets in issuers located in a single country or a limited number of countries. When the Fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries may have a significant impact on their investment performance. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be less liquid, more volatile, and less subject to governmental supervision not typically associated with investing in U.S. securities. Please see the Schedule of Investments for concentrations in specific countries.

The Fund invests a significant portion of its assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Fund’s investments.

As of April 30, 2014, the Fund had the following industry classifications:

Industry	Percent of Long-Term Investments
Commercial Banks	6%
Oil, Gas & Consumable Fuels	5
Metals & Mining	5
Pharmaceuticals	4
Health Care Providers & Service	4
Diversified Financial Services	4
Other[1]	72
[1]	Consists of U.S. Treasury Obligations and Foreign Government Obligations (11%), all other industries less than 4% of long-term investments (61%).
BLACKROCK GLOBAL ALLOCATION FUND, INC.	APRIL 30, 2014	47

Notes to Consolidated Financial Statements (concluded)

10. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Six Months Ended April 30, 2014		Year Ended October 31, 2013
	Shares	Amount	Shares	Amount
Institutional
Shares sold	123,469,055	$2,657,997,688	236,562,194	$4,912,944,840
Shares issued to shareholders in reinvestment of dividends and distributions	47,011,001	982,998,310	12,466,525	256,776,594
Shares redeemed	(123,602,096)	(2,658,451,735)	(248,642,593)	(5,147,658,686)
Net increase	46,877,960	$982,544,263	386,126	$22,062,748

Investor A
Shares sold	79,504,080	$1,702,879,344	151,463,267	$3,130,832,532
Shares issued to shareholders in reinvestment of dividends and distributions	42,329,713	881,301,664	9,567,065	196,299,731
Shares redeemed	(86,701,289)	(1,856,880,941)	(186,986,839)	(3,840,211,754)
Net increase (decrease)	35,132,504	$727,300,067	(25,956,507)	$(513,079,491)

Investor B
Shares sold	105,222	$2,208,922	445,040	$8,862,684
Shares issued to shareholders in reinvestment of dividends and distributions	983,657	20,027,202	81,021	1,623,345
Shares redeemed	(4,944,831)	(103,518,665)	(11,884,762)	(238,978,697)
Net decrease	(3,855,952)	$(81,282,541)	(11,358,701)	$(228,492,668)

Investor C
Shares sold	75,598,826	$1,115,504,727	104,281,501	$2,006,267,393
Shares issued to shareholders in reinvestment of dividends and distributions	19,745,446	755,176,975	4,130,310	79,179,636
Shares redeemed	(65,930,287)	(1,307,615,280)	(150,820,298)	(2,878,633,447)
Net increase (decrease)	29,413,985	$563,066,422	(42,408,487)	$(793,186,418)

Class R
Shares sold	6,510,421	$134,536,603	16,427,385	$327,077,774
Shares issued to shareholders in reinvestment of dividends and distributions	3,206,265	64,413,852	554,689	11,026,478
Shares redeemed	(8,755,833)	(180,906,940)	(17,853,357)	(354,773,024)
Net increase (decrease)	960,853	$18,043,515	(871,283)	$(16,668,772)
Total Net Increase (Decrease)	108,529,350	$2,209,671,726	(80,208,852)	$(1,529,364,601)

11. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the consolidated financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the consolidated financial statements.

48	BLACKROCK GLOBAL ALLOCATION FUND, INC.	APRIL 30, 2014

Officers and Directors

Robert M. Hernandez, Chairman of the Board and Director
Fred G. Weiss, Vice Chairman of the Board and Director
Paul L. Audet, Director
James H. Bodurtha, Director
Bruce R. Bond, Director
Donald W. Burton, Director
Honorable Stuart E. Eizenstat, Director
Laurence D. Fink, Director
Kenneth A. Froot, Director
Henry Gabbay, Director
John F. O’Brien, Director
Roberta Cooper Ramo, Director
David H. Walsh, Director
John M. Perlowski, President and Chief Executive Officer
Brendan Kyne, Vice President
Neal Andrews, Chief Financial Officer
Jay Fife, Treasurer
Brian Kindelan, Chief Compliance Officer and
        Anti-Money Laundering Officer
Benjamin Archibald, Secretary

Effective May 14, 2014, Brian Kindelan resigned as Chief Compliance Officer and Anti-Money Laundering Officer of the Fund and Charles Park became Chief Compliance Officer and Anti-Money Laundering Officer of the Fund. Mr. Park joined BlackRock in 2009 and is the current Chief Compliance Officer of BlackRock’s iShares exchange traded funds.

Investment Advisor
BlackRock Advisors, LLC
Wilmington, DE 19809

Sub-Advisors
BlackRock Investment Management, LLC
Princeton, NJ 08540

Custodian
Brown Brothers Harriman & Co.
Boston, MA 02109

Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
Wilmington, DE 19809

Accounting Agent
State Street Bank and Trust Company
Boston, MA 02110

Distributor
BlackRock Investments, LLC
New York, NY 10022

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
Boston, MA 02116

Legal Counsel
Willkie Farr & Gallagher LLP
New York, NY 10019

Address of the Fund
100 Bellevue Parkway
Wilmington, DE 19809

BLACKROCK GLOBAL ALLOCATION FUND, INC.	APRIL 30, 2014	49

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Fund’s website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1)	Access the BlackRock website at http://www.blackrock.com/edelivery
2)	Select “eDelivery” under the “More Information” section
3)	Log into your account

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at
http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

50	BLACKROCK GLOBAL ALLOCATION FUND, INC.	APRIL 30, 2014

Additional Information (continued)

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BLACKROCK GLOBAL ALLOCATION FUND, INC.	APRIL 30, 2014	51

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

52	BLACKROCK GLOBAL ALLOCATION FUND, INC.	APRIL 30, 2014

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock ACWI ex-US Index Fund	BlackRock Global Dividend Portfolio	BlackRock Mid-Cap Growth Equity Portfolio
BlackRock All-Cap Energy & Resources Portfolio	BlackRock Global Long/Short Equity Fund	BlackRock Mid Cap Value Opportunities Fund
BlackRock Basic Value Fund	BlackRock Global Opportunities Portfolio	BlackRock Natural Resources Trust
BlackRock Capital Appreciation Fund	BlackRock Global SmallCap Fund	BlackRock Pacific Fund
BlackRock Commodity Strategies Fund	BlackRock Health Sciences Opportunities Portfolio	BlackRock Real Estate Securities Fund
BlackRock Disciplined Small Cap Core Fund	BlackRock International Fund	BlackRock Russell 1000T Index Fund
BlackRock Emerging Markets Dividend Fund	BlackRock International Index Fund	BlackRock Science & Technology
BlackRock Emerging Markets Fund	BlackRock International Opportunities Portfolio	Opportunities Portfolio
BlackRock Emerging Markets Long/Short	BlackRock Large Cap Core Fund	BlackRock Small Cap Growth Equity Portfolio
Equity Fund	BlackRock Large Cap Core Plus Fund	BlackRock Small Cap Growth Fund II
BlackRock Energy & Resources Portfolio	BlackRock Large Cap Growth Fund	BlackRock Small Cap Index Fund
BlackRock Equity Dividend Fund	BlackRock Large Cap Value Fund	BlackRock S&P 500 Stock Fund
BlackRock EuroFund	BlackRock Latin America Fund	BlackRock U.S. Opportunities Portfolio
BlackRock Flexible Equity Fund	BlackRock Long-Horizon Equity Fund	BlackRock Value Opportunities Fund
BlackRock Focus Growth Fund

Taxable Fixed Income Funds

BlackRock Bond Index Fund	BlackRock Emerging Markets Flexible	BlackRock Short Obligations Fund
BlackRock Core Bond Portfolio	Dynamic Bond Portfolio	BlackRock Short-Term Treasury Fund
BlackRock CoreAlpha Bond Fund	BlackRock Floating Rate Income Portfolio	BlackRock Strategic Income
BlackRock CoRI Funds	BlackRock Global Long/Short Credit Fund	Opportunities Portfolio
2015	BlackRock GNMA Portfolio	BlackRock Total Return Fund
2017	BlackRock High Yield Bond Portfolio	BlackRock U.S. Government Bond Portfolio
2019	BlackRock Inflation Protected Bond Portfolio	BlackRock U.S. Mortgage Portfolio
2021	BlackRock Investment Grade Bond Portfolio	BlackRock Ultra-Short Obligations Fund
2023	BlackRock Low Duration Bond Portfolio	BlackRock World Income Fund
BlackRock Secured Credit Portfolio

Municipal Fixed Income Funds

BlackRock California Municipal Bond Fund	BlackRock New Jersey Municipal Bond Fund	BlackRock Short-Term Municipal Fund
BlackRock High Yield Municipal Fund	BlackRock New York Municipal Bond Fund	BlackRock Strategic Municipal
BlackRock National Municipal Fund	BlackRock Pennsylvania Municipal Bond Fund	Opportunities Fund

Mixed Asset Funds

BlackRock Balanced Capital Fund	LifePathT Active Portfolios		LifePathT Index Portfolio
BlackRock Emerging Market Allocation Portfolio	2015	2040	Retirement	2040
BlackRock Global Allocation Fund	2020	2045	2020	2045
BlackRock Managed Volatility Portfolio	2025	2050	2025	2050
BlackRock Multi-Asset Income Portfolio	2030	2055	2030	2055
BlackRock Multi-Asset Real Return Fund	2035		2035
BlackRock Strategic Risk Allocation Fund
BlackRock Prepared Portfolios	LifePathT Portfolios
Conservative Prepared Portfolio	Retirement	2040
Moderate Prepared Portfolio	2020	2045
Growth Prepared Portfolio	2025	2050
Aggressive Growth Prepared Portfolio	2030	2055
	2035

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

BLACKROCK GLOBAL ALLOCATION FUND, INC.	APRIL 30, 2014	53

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This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change. Please see the Fund’s prospectus for a description of risks associated with global investments.

GA-4/14-SAR

Item 2 –  Code of Ethics – Not Applicable to this semi-annual report

Item 3 –  Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –  Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –  Audit Committee of Listed Registrants – Not Applicable

Item 6 – Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 – Submission of Matters to a Vote of Security Holders –There have been no material changes to these procedures.

Item 11 – Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

2

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Global Allocation Fund, Inc.

By:     /s/ John M. Perlowski

John M. Perlowski

Chief Executive Officer (principal executive officer) of

BlackRock Global Allocation Fund, Inc.

Date: July 1, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:     /s/ John M. Perlowski

John M. Perlowski

Chief Executive Officer (principal executive officer) of

BlackRock Global Allocation Fund, Inc.

Date: July 1, 2014

By:     /s/ Neal J. Andrews

Neal J. Andrews

Chief Financial Officer (principal financial officer) of

BlackRock Global Allocation Fund, Inc.

Date: July 1, 2014